KELMOORE STRATEGIC TRUST 2465 E. Bayshore Road, Suite 300 Palo Alto, California 94303

August 11, 2008

Dear Shareholder:

On behalf of the Board of Trustees of the Kelmoore Strategic Trust (the "Trust"), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Trust with respect to the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund, (each a “Kelmoore Fund” or "Fund" and collectively, the “Kelmoore Funds"), each a series of the Trust, to be held on September 12, 2008, at 10:00 a.m. Pacific time at 10251 Vista Sorrento Parkway, San Diego, California 92121.

At the Special Meeting, you will be asked to vote on the following three items:

(1) Approve an Agreement and Plan of Reorganization, dated as of May 15, 2008, by and between the Trust and Dunham Funds (the "Dunham Trust") on behalf of the Dunham Monthly Distribution Fund (the "Dunham Fund"), a separate series of the Dunham Trust. The reorganization of each Kelmoore Fund into the Dunham Fund will be as follows:

*Please note that the Dunham Monthly Distribution Fund is a newly created series of the Dunham Trust. For more information on this reorganization, please read the enclosed combined Proxy Statement/Prospectus.

(2) Approve an Investment Advisory Agreement between Dunham & Associates Investment Counsel, Inc. ("Dunham") and the Dunham Fund.

(3) Approve a Sub-Advisory Agreement between the Dunham Fund, Dunham & Associates Investment Counsel, Inc. and Westchester Capital Management, Inc. ("Westchester").

Kelmoore Investment Company, Inc. ("Kelmoore") served as the investment adviser to the Kelmoore Funds since the Funds’ inception. However, due to Kelmoore’s current financial condition, Kelmoore may not be able to meet its contractual commitments to its clients. As a result, the Funds’ Board of Trustees approved an interim advisory and an interim sub-advisory agreement with Dunham and Westchester, respectively. This permitted Dunham and Westchester to begin managing the Funds immediately to provide the Funds with uninterrupted quality services.

The management of the Kelmoore Funds believes that the shareholders of the Kelmoore Funds will benefit from Dunham/Westchester management and the potentially lower expenses, increased opportunities for asset growth and anticipated economies of scale that are expected to be realized from the reorganization. The Board of Trustees unanimously approved the Agreement and Plan of Reorganization and recommends that you vote FOR the proposals.

The details of the proposed Agreement and Plan of Reorganization are set forth in the combined Proxy Statement/Prospectus that accompanies this letter. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

Your vote is important to us regardless of the number of shares you own. In order to conduct the Special Meeting, a majority of shares must be represented in person or by proxy. Please vote promptly.

If you have any questions on the reorganization, please call 1-877-328-9456.

Sincerely,

Ralph M. Kelmon President Kelmoore Strategic Trust

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

     While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on September 12, 2008?

A.

The Board of Trustees of the Kelmoore Strategic Trust has called the Special Meeting at which you will be asked to vote on the reorganization (the “Reorganization”) of the Kelmoore Funds into Dunham Trust. Shareholders of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund (each an "Acquired Fund" and collectively "Acquired Funds") are being asked to approve the Reorganization of those Funds into the Dunham Monthly Distribution Fund (the "Acquiring Fund"). If shareholders of any Kelmoore Fund do not vote to approve the Reorganization, the Trustees of the Kelmoore Funds will consider other possible courses of action in the best interests of shareholders. If the shareholders of one or more Kelmoore Funds do not approve the Reorganization, the Reorganization will not proceed until such time as the Reorganization is approved by all three Kelmoore Funds.

In connection with the Reorganization, shareholders are also being asked to approve the Investment Advisory Agreement between the Dunham Fund and Dunham & Associates Investment Counsel, Inc. Additionally, shareholders are also being asked to approve the Sub- Advisory Agreement between the Dunham Fund, Dunham & Associates Investment Counsel, Inc. and Westchester Capital Management, Inc.

Q.	Has the Board approved each reorganization?

A.	The Board of Trustees has determined that each reorganization is in the shareholders' best interests of each Acquired Fund and recommends that you vote in favor of the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund will be exchanged for shares of the Dunham Monthly Distribution Fund.

You will not pay any sales charges in connection with the Reorganization. Although the price of the new shares of the Dunham Monthly Distribution Fund may be different from the price of your current shares of the Kelmoore Funds, the new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q.	How do the investment objectives and principal strategies of the Kelmoore Funds and the Dunham Monthly Distribution Fund compare?

A.

The primary and secondary investment objectives of the Kelmoore Strategy Liberty Fund and the Dunham Fund are identical. The investment objectives of the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund and the Dunham Monthly Distribution Fund are similar, but differ in that the Dunham Fund has a secondary investment objective. Both the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund have as their investment objective to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The Dunham Fund has an identical investment objective but identifies it as its primary investment objective. The Dunham Fund has a secondary investment objective of capital preservation from buying put options.

There also are differences in the investment strategies employed by the Kelmoore Funds and the Dunham Fund. While the Kelmoore Funds and the Dunham Fund purchase the common stocks of a limited number of companies with strong financial fundamentals and generally sell or “write” related covered call options, the Funds invest in different size companies. The Kelmoore Strategy Fund and the Kelmoore Strategy Liberty Fund invest in companies with market capitalizations in excess of $10 billion. The Kelmoore Strategy Eagle Fund and the Dunham Fund invest in companies with market capitalization in excess of $1 billion. The Kelmoore Strategy Liberty Fund and the Dunham Fund also employ the additional strategy of buying put options on select portfolio holdings. The Dunham Fund will also include in its selection criteria companies that are known or likely acquisition targets and companies that are subject to an announced merger, tender offer, leveraged buyout, spin-off, liquidation or other reorganization. The Dunham Fund may also employ short selling as a part of its hedging or overall investment strategy.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.

No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization. After the Reorganization, the Dunham Fund may dispose of certain securities received by it from the Kelmoore Funds. Such sales may result in transaction costs, which will be indirectly borne by shareholders.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about September 29, 2008.

Q.	Who will pay for the Reorganization?

A.

The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging, and postage, will be apportioned between Kelmoore Investment Company, Inc., Dunham & Associates Holdings, Inc. and the Acquired Funds.

Q.	Will the Reorganization create a taxable event for me?

A.

No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. However, the sale of securities by any Kelmoore Fund prior to the Reorganization could result in taxable gains to its shareholders. After the Reorganization, the Dunham Fund may dispose of certain securities received by it from the Kelmoore Funds. Such sales may result in capital gains (or losses) to shareholders. The Kelmoore Strategy Fund, as of December 31, 2007, has unrealized capital losses. Therefore, capital gains (if any) related to the reorganization are expected to be insignificant. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of any Kelmoore Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Kelmoore Funds and their shareholders. If the shareholders of one or more Kelmoore Funds do not approve the Reorganization, the Reorganization will not proceed until such time as the Reorganization is approved by all three Kelmoore Funds.

Q.	Why am I being asked to approve a new advisory agreement and a new sub-advisory agreement?

A.

Kelmoore served as the investment adviser to the Kelmoore Funds pursuant to an Advisory Agreement since their inception. However, due to Kelmoore’s current financial condition, Kelmoore may not be able to meet its contractual commitments to its clients. As a result, the Funds’ Board of Trustees (a) terminated the current advisory agreement with Kelmoore and (b) approved an interim advisory and interim sub-advisory agreement with Dunham and Westchester, respectively. This permitted Dunham and Westchester to begin managing the Funds immediately to provide the Funds with uninterrupted quality services. Dunham and Westchester will not receive their full fees unless shareholders approve the Investment Advisory Agreement and the Sub-Advisory Agreement.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact the Kelmoore Funds by calling toll-free 1-877-456-6399.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD. YOUR VOTE IS VERY IMPORTANT!

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KELMOORE STRATEGIC TRUST 2465 E. Bayshore Road, Suite 300 Palo Alto, CA 94303

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS To be held on September 12, 2008

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Kelmoore Strategic Trust (the "Trust") with respect to the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, (each a "Kelmoore Fund" and collectively, the "Kelmoore Funds"), each a series of the Trust, will be held at 10:00 a.m. Pacific time, on September 12, 2008 for the purpose of considering the proposal set forth below:

1.

Approval of the Agreement and Plan of Reorganization that provide for: (i) the transfer of all of the assets and liabilities of (a) the Kelmoore Strategy Fund, (b) the Kelmoore Strategy Eagle Fund and (c) the Kelmoore Strategy Liberty Fund in exchange for shares of the Dunham Monthly Distribution Fund, a series of Dunham Funds ("Dunham Trust"); (ii) the distribution of shares of the Dunham Monthly Distribution Fund so received to shareholders of each Kelmoore Fund; and (iii) the liquidation and termination of the Trust.

2.	Approval of an Investment Advisory Agreement between Dunham & Associates Investment Counsel, Inc. and the Dunham Fund.

3.	Approval of a Sub-Advisory Agreement between the Dunham Fund, Dunham & Associates Investment Counsel, Inc. and Westchester Capital Management, Inc.

4.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on August 8, 2008 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,

Tamara B. Wendoll Secretary August 11, 2008

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS

Dated August 11, 2008

Relating to the acquisition of the assets of

KELMOORE STRATEGY FUND
KELMOORE STRATEGY EAGLE FUND
KELMOORE STRATEGY LIBERTY FUND

each a series of
KELMOORE STRATEGIC TRUST
2465 E. Bayshore Road, Suite 300
Palo Alto, CA 94303

by and in exchange for shares of DUNHAM MONTHLY DISTRIBUTION FUND a series of DUNHAM FUNDS 10251 Vista Sorrento Parkway San Diego, CA 92121

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Kelmoore Strategic Trust (the "Trust") in connection with a Special Meeting of Shareholders (the "Special Meeting") of the Trust with respect to the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund (each a "Kelmoore Fund" and collectively, the "Kelmoore Funds"), each a series of the Trust, to be held on September 12, 2008 at 10:00 a.m. Pacific time at 10251 Vista Sorrento Parkway, San Diego, California 92121. At the Special Meeting, shareholders of the Kelmoore Funds will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between the Trust and Dunham Funds (the "Dunham Trust") on behalf of the Dunham Monthly Distribution Fund, a separate series of the Dunham Trust. A copy of Agreement and Plan of Reorganization is attached as Exhibit A.

Proposal

1.

Approval of the Agreement and Plan of Reorganization that provides for: (i) the transfer of all of the assets and liabilities of (a) the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund in exchange for shares of the Dunham Monthly Distribution Fund; (ii) the distribution of shares of the Dunham Monthly Distribution Fund so received to shareholders of the Kelmoore Strategy Fund , the Kelmoore Strategy Eagle Fund and the Kelmoore Liberty Fund; and (iii) the liquidation and termination of the Trust.

2.	Approval of an Investment Advisory Agreement between Dunham & Associates Investment Counsel, Inc. and the Dunham Fund.

3.	Approval of a Sub-Advisory Agreement between the Dunham Fund, Investment Dunham & Associates Investment Counsel, Inc. and Westchester Capital Management, Inc.

4.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Reorganization Agreements provide that each Kelmoore Fund will transfer all of its assets and liabilities to the Dunham Monthly Distribution Fund. In exchange for the transfer of these assets and liabilities, the Dunham Monthly Distribution Fund will simultaneously issue shares to each Kelmoore Fund in an amount equal in value to the net asset value of the respective Kelmoore Fund's shares as of the close of business on the business day preceding the foregoing transfers (the "Reorganizations"). These transfers are expected to occur on or about September 29, 2008 (the "Closing Date").

     Immediately after the transfer of each Kelmoore Fund's assets and liabilities, each Kelmoore Fund will make a liquidating distribution to its shareholders of the Dunham Monthly Distribution Fund shares received, so that a holder of shares in a Kelmoore Fund at the Closing Date of the Reorganizations will receive a number of shares of the Dunham Monthly Distribution Fund with the same aggregate value as the shareholder had in the Kelmoore Fund immediately before the Reorganization. At the Closing Date of the Reorganizations, shareholders of each Kelmoore Fund will become shareholders of the Dunham Monthly Distribution Fund, and thereafter the Trust will be liquidated and terminated. If shareholders of any Kelmoore Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If the shareholders of one or more Kelmoore Funds do not approve the Reorganization, the Reorganization will not proceed until such time as the Reorganization is approved by all three Kelmoore Funds.

     As explained in greater detail below, the approval of these proposals would, in effect, ratify or approve action taken by the Board of Dunham Trust, on behalf of the Dunham Monthly Distribution Fund to approve an investment advisory agreement with Dunham & Associates Investment Counsel, Inc. (“Dunham”) and a sub-advisory agreement with Westchester Capital Management, Inc. (“Westchester” or "Sub-Adviser"). Dunham & Associates Investment Counsel, Inc., as the sole initial shareholder, will provide initial shareholder approval of these agreements, which will also be ratified or approved by Kelmoore Funds' shareholders assuming an affirmative shareholder vote by shareholders of each of the Kelmoore Funds. On August 6, 2008, Dunham and Westchester became the adviser ("Interim Adviser") and sub-adviser ("Interim Sub-Adviser"), respectively, to each of the Kelmoore Funds under interim agreements approved by the Kelmoore Funds' Board of Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). These interim contracts are not the subject of this Proxy Statement/Prospectus and you are not being asked to vote on these interim contracts.

     Each of the Trust and the Dunham Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Kelmoore Investment Company, Inc., (the "Former Adviser") an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), served as the investment adviser to the Kelmoore Funds until the termination of its advisory contract on August 5, 2008. Dunham & Associates Investment Counsel, Inc., an investment adviser registered under the Advisers Act, is the investment adviser to the Dunham Monthly Distribution Fund. Westchester Capital Management, Inc., an investment adviser registered under the Advisers Act, is the sub-adviser to the Dunham Monthly Distribution Fund. As described above, Dunham and Westchester became the Interim Adviser and Interim Sub-Adviser to the Kelmoore Funds, effective on August 6, 2008. PFPC Inc. is the transfer, administrative and fund accounting agent for the Kelmoore Funds. Gemini Fund Services, LLC is the transfer, administrative and fund accounting agent for the Dunham Monthly Distribution Fund. Kelmoore Investment Company Inc., was the principal distributor of the Kelmoore Funds. On July 24, 2008, Dunham & Associates Investment Counsel, Inc. became the principal distributor of the Kelmoore Funds, and is also the principal distributor of the Dunham Monthly Distribution Fund.

ii

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of a Kelmoore Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus). A Prospectus and Statement of Additional Information for the Kelmoore Funds each dated May 1, 2008, relating to this Proxy Statement/Prospectus and including certain financial information about the Kelmoore Funds, has been filed with the SEC and are incorporated in their entirety into this Proxy Statement/Prospectus. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Kelmoore Funds toll-free at 1-877-328-9456. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Kelmoore Funds, see the Prospectus for the Trust dated May 1, 2008.

     The Annual Report for the Trust relating to the Kelmoore Funds for the fiscal year ended December 31, 2007 and the Semi-Annual Report for the period ended June 30, 2007 can be obtained without charge by calling toll-free 1-877-328-9456 or by visiting www.kelmoore.com. The Annual Report for the Kelmoore Funds also is available on the SEC's website at www.sec.gov. The Dunham Monthly Distribution Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

     This Proxy Statement/Prospectus constitutes the proxy statement of Kelmoore Funds for the Special Meeting and is expected to be sent to shareholders on or about August 11, 2008.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY

STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

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VOTING MATTERS	59
General Information	59
Voting Rights and Required Vote	59
Expenses	61
Record Date and Outstanding Shares	61
Security Ownership of Certain Beneficial Owners and Management	61
OTHER BUSINESS	63
SHAREHOLDER INQUIRIES	63
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1
EXHIBIT D	D-1

v

SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Kelmoore Funds with those of the Dunham Monthly Distribution Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Synopsis is qualified in its entirety by reference to the Prospectus for the Kelmoore Funds. For more complete information, please read the Prospectus for each of the Funds.

The Reorganization

Background. Pursuant to the Agreement and Plan of Reorganization, each Kelmoore Fund will transfer all of its assets and liabilities to the Dunham Monthly Distribution Fund in exchange solely for shares of the Dunham Monthly Distribution Fund as shown below.

*Please note that the Dunham Monthly Distribution Fund is a newly created series of the Dunham Trust. For more information on this reorganization, please read the enclosed combined Proxy Statement/Prospectus.

     Each Kelmoore Fund will then distribute Dunham Monthly Distribution Fund shares that it receives to its shareholders in complete liquidation. The Trust will thereafter be terminated and liquidated. The result of the Reorganizations is that shareholders of the Kelmoore Funds will become shareholders of the Dunham Monthly Distribution Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganizations. If shareholders of any Kelmoore Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If the shareholders of one or more Kelmoore Funds do not approve the Reorganization, the Reorganization will not proceed until such time as the Reorganization is approved by all three Kelmoore Funds.

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Kelmoore Funds and their shareholders, and that the interests of existing shareholders in the Kelmoore Funds will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganization.

     Tax Consequences. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of each Kelmoore Fund will not recognize a gain or loss in the respective transactions. Nevertheless, the sale of securities by a Kelmoore Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization.

     Special Considerations and Risk Factors. The investment objectives and policies of the participating Kelmoore Funds and the Dunham Monthly Distribution Fund are similar, but differ in several aspects. For a comparison of each Fund's investment objectives and principal investment strategies, see "Investment Objectives" below. For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below.

The Funds

     Business of the Funds. Dunham Trust is an open-end management investment company organized as a Delaware statutory trust on November 28, 2007. Dunham Trust offers redeemable shares in different series of investment portfolios. The Dunham Monthly Distribution Fund is a series of Dunham Trust. The Trust is an open-end management investment company organized as a Delaware statutory trust on December 1, 1998, that offers redeemable shares in different series of investment portfolios. Each Kelmoore Fund is a series of the Trust. Each of the Kelmoore Funds offers two classes of shares. The Dunham Monthly Distribution Fund offers three classes of shares.

Fees and Expenses

     If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the Dunham Monthly Distribution Fund. The following tables compare the current fees and expenses of each Kelmoore Fund with those of the Dunham Monthly Distribution Fund. Because the Dunham Monthly Distribution Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the Dunham Monthly Distribution Fund are based, in part, on estimates.

[1]	Reduced for purchases of $50,000 or more. See "Your Investment — How to Buy Shares" in the Kelmoore Funds' prospectus for more information.
[2]

There is no front-end sales charge on certain purchases of $1 million or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the lesser of the purchase price or the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase. See “Your Investment – How to Buy Shares” in the Kelmoore Funds' prospectus for more information.

[3]

If you redeem your shares by wire transfer, the Funds’ transfer agent charges a fee (currently $9.00) per wire redemption. Purchases and redemptions not made directly through the Funds’ principal distributor may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.

[4]

As described in the Dunham Monthly Distribution Fund prospectus, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge on shares redeemed during the first 18 months after their purchase in the amount of the commissions, if any, paid on those shares redeemed.

[5]

Gross fees and expenses that would have been incurred for the fiscal year ended December 31, 2007 if the Adviser had not waived any fees and/or reimbursed expenses or recouped any previous waivers and/or reimbursements.

[6]

Kelmoore Investment Company Inc., the investment adviser, has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses as determined under generally accepted accounting principles and fees and expenses of Trustees who are deemed to not be “interested persons” of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2009, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares of each Fund (the “Expense Limitation”). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the

Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus. Additionally, the Adviser voluntarily waived a portion of its investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. This waiver was a reimbursement to the Funds of the cost savings realized by the Adviser from the decrease in execution costs that were a component of the brokerage commissions paid to the Adviser by the Funds during the period July 1, 2003 through December 31, 2004. After this voluntary waiver, the Funds’ Net Expenses for the fiscal year ended December 31, 2007 were: Kelmoore Strategy Fund Class A – 2.14%, Class C – 2.89%; Kelmoore Strategy Eagle Fund Class A – 2.11%, Class C – 2.86%; Kelmoore Strategy Liberty Fund Class A – 2.25%, Class C – 3.00% . On or about August 6, 2008 Dunham and Westchester will become investment adviser and sub-adviser, respectively. They will not be parties to the expense limitation agreement between the Funds and Kelmoore Investment Company, Inc., nor will they enter into a new expense limitation agreement with the Funds. Consequently, the Funds will operate without the benefit, if any, of an expense limitation agreement.

7 Because the Fund has not yet commenced operations, some expenses are estimated The sub-adviser fee is based on performance and therefore the management fee, which includes the sub-adviser fee, will vary. The Adviser's fee is 0.65% of average net assets and the Sub-Adviser's fee is a performance-based fulcrum fee composed of a base fee of 0.50% of average net assets plus or minus 0.50% of average net assets. Consequently, total Management Fees will vary from a minimum of 0.65% to a maximum of 1.65% of average net assets.

Examples

These Examples are intended to help you compare the cost of investing in the Dunham Fund with the cost of investing in the Kelmoore Funds, assuming the Reorganizations are approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

1 Assumes each Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Objectives

     This section will help you compare the investment objectives and principal investment strategies of each Kelmoore Fund with those of the Dunham Monthly Distribution Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

Kelmoore Strategy Fund

Investment Objective: The Fund’s investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

Principal Investment Strategies: The principal strategy of the Fund is to purchase the common stocks of a limited number of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large-cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.

     When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered “covered” because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

     The adviser may, under certain market conditions, seek to protect or “hedge” the Fund’s portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or “put” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund’s stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments.

     The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

•	considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services
•	have strong financial fundamentals
•	are widely-held and have a high daily trading volume
•	are multi-national corporations

Kelmoore Strategy Eagle Fund

Investment Objective: The Fund’s investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

Principal Investment Strategies: The principal strategy of the Fund is to purchase the common stocks of a limited number of mid- and large-cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of mid- and large-cap leaders in Technology, Communications, and Financial Services. In addition, the Fund may from time to time purchase a mid- or large-cap stock, not in the market sectors noted above, if particularly attractive options may be sold against the stock.

     When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered “covered” because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

     The adviser may, under certain market conditions, seek to protect or “hedge” the Fund’s portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or “put” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund’s stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments.

     The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:

•	considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services
•	have a commanding or dominant marketing position
•	are widely-held and have a high daily trading volume
•	have strong financial fundamentals
•	have a higher volatility than the stocks selected by Kelmoore Strategy Fund

Kelmoore Strategy Liberty Fund

Investment Objective: The Fund’s primary investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. The Fund’s secondary investment objective is capital preservation from buying put options. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objectives. These investment objectives may be changed without a shareholder vote.

Principal Investment Strategies: The principal strategy of the Fund is to purchase the common stocks of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or “write” related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources, and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.

     When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered “covered” because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

     The adviser may, under certain market conditions, seek to protect or “hedge” the Fund’s portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or “put” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund’s stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments.

     The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

•	considered to be industry leading edge companies, which are companies that offer new, innovative, or superior products or services
•	are widely-held and have a high daily trading volume
•	have strong financial fundamentals
•	expected to have a lower volatility than the stocks selected by Kelmoore Strategy Fund and
Kelmoore Strategy Eagle Fund based upon historical patterns

Dunham Monthly Distribution Fund

Investment Objective: The Fund’s primary investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. The Fund’s secondary investment objective is capital preservation from buying put options. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objectives. These investment objectives may be changed without a shareholder vote.

Principal Investment Strategies: The principal strategy of the Dunham Monthly Distribution Fund is to purchase the common stocks of a limited number of mid-cap and large-cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and/or companies which may be the subject of a merger or other reorganization, and generally to sell or “write” related covered call options against most if not substantially all of the shares of stock it owns.

When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered “covered” because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

The Sub-Adviser directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Sub-Adviser determines the options to be written on the stocks held by the Fund, based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. The Fund also may write call and/or put options as part of an investment strategy relating to companies that are subject to a merger or other reorganization.

The Sub-Adviser may, under certain market conditions (such as in anticipation of a decline in the market price of securities held by the Fund), seek to protect or “hedge” the Fund’s portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or “put” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund’s stock portfolio, the cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments. The Sub-Adviser monitors the portfolio daily, and may initiate transactions on a continuous basis, as opposed to the “buy-write” strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away. The Sub-Adviser may also seek to protect or “hedge” the Fund’s portfolio against a decline in the value of the stocks the Fund owns by engaging in selling securities short. Selling securities short is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund replaces the securities it borrowed, the Fund will realize a gain if the price of the securities has declined and will realize a loss if the price of the securities has increased.

The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have some of the following characteristics:

•	considered to be industry leading edge companies, which are companies that offer new, innovative, or superior products or services
•	are widely-held and have a high daily trading volume
•	have strong financial fundamentals
•	likely or known acquisition targets
•	subject to an announced merger, tender offer, leveraged buyout, spin-off, liquidation or other reorganization

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.

How the Funds Compare

Investment Objectives: The investment objectives of the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund and the Dunham Monthly Distribution Fund are similar, but differ in that the Dunham Fund has a secondary investment objective. Both the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund have as their investment objective to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The Dunham Fund has an identical investment objective but identifies it as its primary investment objective. The Dunham Fund has a secondary investment objective of capital preservation from buying put options. The primary and secondary investment objectives of the Kelmoore Strategy Liberty Fund and the Dunham Fund are identical.

Principal Investment Strategies: There also are differences in the investment strategies employed by the Kelmoore Funds and the Dunham Fund. While the Kelmoore Funds and the Dunham Fund purchase the common stocks of a limited number of companies with strong financial fundamentals and generally sell or “write” related covered call options against most if not substantially all of the shares owned, the Funds invest in different size companies. The Kelmoore Strategy Fund and the Kelmoore Strategy Liberty Fund invest in companies with market capitalizations in excess of $10 billion. The Kelmoore Strategy Eagle

Fund and the Dunham Fund invest in companies with market capitalization in excess of $1 billion. The Kelmoore Strategy Liberty Fund and the Dunham Fund also employ the additional strategy of buying put options on select portfolio holdings.

     In contrast to the Kelmoore Funds, the Dunham Fund does not have a principal investment strategy of focusing on any industry groups. The Kelmoore Strategy Fund and the Kelmoore Strategy Liberty Fund focus on the financial services, consumer goods, manufacturing, natural resources and technology sectors of the market and the Kelmoore Strategy Eagle Fund focuses on the financial services, technology and communications sector of the market. Because the Dunham Fund does not focus on particular industry groups, its investment performance may lag that of funds focused on the financial services, consumer goods, manufacturing, natural resources, technology and communications sectors. Additionally, the Dunham Fund employs investment selection criteria different than, and in addition to, the Kelmoore Funds in that it focuses on issuers that may be subject to a merger, reorganization or some other special situation. The Dunham Fund also as part of its investment strategy, sells short stocks the Fund does not own. The Dunham Fund employs this strategy for hedging purposes. This strategy exposes the Fund to different and additional risks not borne by the Kelmoore Funds. If the price of the security sold short by the Dunham Fund increases between the time of the short sale and the time the Dunham Fund covers its short position, it will incur a loss. Also, the Dunham Fund is required to make a deposit of collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Dunham Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     For a discussion of the risks of investing in the Kelmoore Funds and the Dunham Monthly Distribution Fund, please see PRINCIPAL RISKS in this Proxy Statement/Prospectus.

The Funds' Performance

     The following information shows the past performance of each Kelmoore Fund. Since the Dunham Monthly Distribution Fund has not yet commenced operations, no past performance information is presented. The Bar Chart and Average Annual Return Table show the variability of the returns of each Kelmoore Fund, which is one indicator of the risks of investing in the Funds. The Dunham Monthly Distribution Fund has not yet commenced operations. However, if approved by shareholders, Dunham Monthly Distribution Fund will acquire all of the assets and liabilities of the Kelmoore Funds. In addition, the Dunham Fund will assume the performance history of the Kelmoore Strategy Liberty Fund.

Bar Charts

     The Bar Charts show changes in each Fund’s Class C share returns from year to year. The returns shown in the Bar Chart do not reflect the sales loads imposed in connection with the purchase and/or redemption of a Fund’s shares. If included, these charges would have decreased the returns shown below. Of course, a Fund’s past performance (before and after taxes) is not necessarily an indication of the Fund’s future performance.

Performance Tables

     These tables show each Fund's average annual total returns and after-tax returns over the past one, five years and ten years or since inception. The table includes the effects of Fund expenses and is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with an appropriate widely recognized securities index that is described in a footnote to the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

Past performance, before and after taxes, is not an indication of future results.

Kelmoore Strategy Fund

The bar chart gives historical performance for Class C shares, which have no sales charge or load. Class A shares have a sales charge and consequently have lower historical returns.

Best Quarter	4th Quarter 2002	14.11%
Worst Quarter	3rd Quarter 2001	-21.47%

[1]Inception date October 25, 1999.
[2]Inception date May 3, 1999.

[3]The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will be lower.
[4]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
[5]Actual after-tax returns depend on an investor’s tax situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[6] The Standard & Poor’s 100 Index (“S&P 100”) is an unmanaged index of the 100 largest market capitalization stocks in the S&P 500 and the
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE”) is an unmanaged index composed of a long position in the S&P 500 and a short (or written) position in call options on the S&P 500 index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Kelmoore Strategy Eagle Fund

The bar chart gives historical performance for Class C shares, which have no sales charge or load. Class A shares have a sales charge and consequently have lower historical returns.

Best Quarter	4th Quarter 2001	38.64%
Worst Quarter	1st Quarter 2001	-35.70%

[1]Inception date June 29, 2000.
[2]The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will be lower.
[3]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
[4]Actual after-tax returns depend on an investor’s tax situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[5] The NASDAQ Composite Index (the “NASDAQ”) is an unmanaged index of approximately 3000 securities traded on the National Association of Securities Dealers Automated Quotation System and the Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE") is an
unmanaged index composed of a long position in the S&P 500 and a short (or written) position in call options on the S&P 500 index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Kelmoore Strategy Liberty Fund

The Dunham Monthly Distribution Fund will assume the performance history of the Kelmoore Strategy Liberty Fund. Consequently, the performance shown below for the Kelmoore Strategy Liberty Fund is actually the performance of the Dunham Monthly Distribution Fund.

The bar chart gives historical performance for Class C shares, which have no sales charge or load. Class A shares have a sales charge and consequently have lower historical returns.

Best Quarter	4th Quarter 2002	18.45%
Worst Quarter	2nd Quarter 2002	-22.58%

[1]Inception date December 26, 2000.
[2]The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will be lower.

[3]After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
[4]Actual after-tax returns depend on an investor’s tax situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[5] The Standard & Poor’s 100 Index (“S&P 100”) is an unmanaged index of the 100 largest market capitalization stocks in the S&P 500 and the
Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE”) is an unmanaged index composed of a long position in the S&P 500 and a short (or written) position in call options on the S&P 500 index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Kelmoore Funds and the Dunham Monthly Distribution Fund.

Fundamental Investment Limitations

     Listed below are the fundamental investment limitations adopted by each of the Funds. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

     The Kelmoore Funds and the Dunham Monthly Distribution Fund have adopted the following fundamental investment limitations.

1. Borrowing Money and Issuing Senior Securities.

Kelmoore Funds: The Kelmoore Funds may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

Dunham Fund: The Dunham Monthly Distribution Fund will not borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. The Fund will not issue any class of securities senior to any other class if securities except in compliance with the 1940 Act.

Comparison: The limitations of the Kelmoore Funds and the Dunham Monthly Distribution Fund are substantially similar. The Dunham Fund policy is expressed in greater detail but is equivalent to the Kelmoore in that both are consistent with the provisions of the 1940 Act.

2. Margin Purchases.

Kelmoore Funds:	The Kelmoore Funds do not have a fundamental policy with respect to margin purchases.

Dunham Fund: The Dunham Fund will not purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to underwriting restrictions defined below and may obtain short-term credits as may be necessary for clearance of transactions.

Comparison: While the Kelmoore Funds do not have a corresponding fundamental policy, they do have a substantially similar non-fundamental policy stating that the Funds will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

3. Real Estate and Commodities.

Kelmoore Funds: The Kelmoore Funds will not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate. The Funds may not invest in commodities or commodity futures contracts.

Dunham Fund: The Dunham Fund will not Purchase or sell real estate, or physical commodities, or commodities contracts, except that the Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. The Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Comparison: The limitations of the Kelmoore Fund and the Dunham Fund are substantially similar. Both prohibit direct commodity and real estate investment and both permit investment in securities of real estate related issuers.

4. Concentration by Industry.

Kelmoore Funds: Each Kelmoore Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered part of any industry. For purposes of determining whether the limitation discussed is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification (“SIC”) code and will apply the 25% limitation on a SIC by SIC basis.

Dunham Fund: The Fund will not invest 25% or more of the value of its assets in any one industry or group of industries. In applying this investment limitation, the Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

Comparison: The limitations of the Kelmoore Fund and the Dunham Fund are substantially similar. Both restrict investment in one industry to 25% of Fund assets and both expressly note that U.S. Government issuers are not considered part of any industry.

5. Underwriting.

Kelmoore Funds: The Kelmoore Funds will not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act when selling portfolio securities.

Dunham Fund: The Dunham Fund will not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of

1933, in connection with the purchase of securities directly from an issuer in accordance with the Fund’s investment objective, policies and restrictions.

Comparison: The limitations of the Kelmoore Fund and the Dunham Fund are substantially similar. Both prohibit underwriting except to the extent that a Fund is deemed an underwriter under the Securities Act of 1933. The Dunham Fund states this fundamental policy with respect to purchasing securities while the Kelmoore Funds state this fundamental policy with respect to selling securities. While the phrasing is different, the policies are substantially similar in that they recognize that a fund may be "deemed" to be an underwriter for certain purposes under the Securities Act of 1933. None of the Funds acts as an intermediary between the issuer of a security and the investing public. Consequently, there are no practical differences between the Kelmoore Funds and the Dunham Fund with respect to underwriting securities.

6. Loans.

Kelmoore Funds: The Kelmoore Funds will not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

Dunham Fund: The Dunham Fund will not make loans, except that the Fund in accordance with the Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund are substantially similar. Both prohibit making loans except for loans of portfolio securities and both do not consider repurchase agreements to be loans.

Non-Fundamental Investment Limitation

     The following investment limitations are non-fundamental investment limitations of the Funds. Non-fundamental limitations may be changed at any time by each Fund’s Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

1. Investing for Control.

Kelmoore Funds: The Kelmoore Funds may not invest in a company for the purpose of exercising control or management of the company.

Dunham Fund: The Dunham Fund may not invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund are substantially similar.

2. Margin Purchases.

Kelmoore Funds: The Kelmoore Funds may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

Dunham Fund: The Dunham Fund does not have a non-fundamental policy with respect to margin purchases. However, the Fund does prohibit margin purchases as a fundamental policy.

Comparison. The limitations of the Kelmoore Funds and the Dunham Fund are substantially similar although the limitation is fundamental to the Dunham Fund and non-fundamental to the Kelmoore Funds.

3. Borrowing.

Kelmoore Funds: The Funds may not borrow money, except that a Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 10% of the value of the total assets of a Fund at the time of borrowing, except that the Funds are authorized to borrow money in excess of the 10% limit in order to meet redemption requests. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

Dunham Fund: The Fund does not have a non-fundamental policy with respect to borrowing.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund are not substantially similar. While both permit borrowing for temporary purposes, the Dunham Fund permits borrowing for investment purposes. The Kelmoore Funds have both a fundamental and non-fundamental policy with respect to borrowing. The non-fundamental policy, which can be changed at any time, is more restrictive. The Dunham Fund has only a fundamental borrowing policy, which is substantially similar to the Kelmoore Funds' fundamental policy. The practical effect of these differences is that the Kelmoore Funds are somewhat more restricted in their limitations on borrowing because under their non-fundamental policy, they may borrow only for temporary purposes and in amounts of only up to 10% of each Kelmoore Fund's total assets. They may, however, borrow in excess of 10% to meet redemption requests.

4. Illiquid Securities.

Kelmoore Funds: The Kelmoore Funds each may not invest more than 15% of net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which a Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

Dunham Fund: The Dunham Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. Liquidity determinations are made by the applicable sub-adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund are substantially similar. Both limit investments in illiquid securities to 15% of Fund assets. However, the Dunham Fund does provide greater detail as to what securities may or may not be considered illiquid.

5. Investments in Other Investment Companies.

Kelmoore Funds: The Kelmoore Funds each may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, a Fund may acquire securities of other registered investment companies if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets. However, Rule 12d1-1 under the 1940 Act permits each Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund’s investment objective and policies.

Dunham Fund: The Dunham Fund may not invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund are substantially similar. However, the Funds differ in the examples they give as permissible forms of investment in other investment companies. Neither list is exhaustive, but merely gives select illustrations of investments in other investment companies that would be compliant with the 1940 Act.

6. Investments in Puts, Calls, Straddles and Spreads.

Kelmoore Funds: The Kelmoore Funds do not have a non-fundamental limitation on investments in put, calls, straddles and spreads.

Dunham Fund: The Dunham Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund might not be considered substantially similar. However, each Fund describes in its Prospectus and Statement of Additional Information permissible investments in puts, calls, straddles and spreads and any limits thereto. The Dunham Fund may invest in combinations of options known as spreads. Call option spreads are composed of a (1) short (or written) position in a call option on a security at a certain exercise price and a (2) long position in a call option on the same security but with a different exercise price. The Dunham Fund may also invest in put option spreads which are constructed in a similar manner. Additionally, the Dunham Fund may invest in combinations of puts and calls known as straddles. Straddles are composed of a (1) long position in a call option and a (2) long position in a put option on the same underlying security. The exercise price of the call and the put are usually the same but may be different depending on the investment outlook of the Sub-Adviser. In addition to the basic forms of spreads and straddles described above, there are many variations of spreads and straddles which may be constructed using differing exercise prices, expiration dates and long and/or short (or written) positions. The Kelmoore Funds may also invest in such straddles and spreads except that the Kelmoore Funds may only purchase put options when a Fund owns the underlying stock on which the put would be purchased.

7. Mortgaging, Pledging or Hypothecating Securities.

Kelmoore Funds: The Kelmoore Funds do not have a non-fundamental limitation addressing mortgaging, pledging or hypothecating Fund securities.

Dunham Fund: The Dunham Fund may not mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

Comparison: The limitations of the Kelmoore Funds and the Dunham Fund might not be considered substantially similar. However, each of the Kelmoore Funds permits pledging of Fund securities as collateral to the extent required under a Fund's borrowing agreements as described above under the non-fundamental policy heading Borrowing. Even though the Kelmoore Funds do not have a non-fundamental policy with respect to mortgaging, pledging or hypothecating securities, they do have fundamental and non-fundamental policies with respect to borrowing, which have the same effect as the Dunham Fund's non-fundamental policy with respect to mortgaging, pledging or hypothecating securities.

The Funds' Purchase, Exchange and Redemption Procedures

     Even though the Kelmoore Funds and the Dunham Fund employ a different transfer agent, each Fund's purchase, exchange and redemption procedures are substantially identical. The Funds' policies regarding valuation, frequent trading and dividends, however, do differ. These procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description of the Kelmoore Funds' procedures can be found in the Prospectus for the Kelmoore Funds.

Share Classes.

     Both the Kelmoore Funds and the Dunham Fund offer more than one class of shares. The Kelmoore Funds offer Class A and Class C shares. The Dunham Fund also offers Class A and Class C shares. Additionally, the Dunham Fund offers Class N shares which are not offered as part of the Reorganization.

     As discussed above under Fees and Expenses, Kelmoore Funds' Class A shares are subject to a maximum initial sales charge of 5.50%, while Dunham Fund Class A shares are subject to a maximum initial sales charge of 5.75% . C Class shares of both the Kelmoore Funds and the Dunham Fund are offered without an initial sales charge. The minimum initial investment and minimum subsequent investment is larger for the Dunham Fund. For the Kelmoore Funds, general account minimum initial investment is $1,000 and the additional investment minimum is $50; and for automatic investment plan accounts the minimum initial investment is reduced to $100. For the Dunham Fund, general account minimum initial investment is $5,000 and the additional investment minimum is $100; and for tax-deferred accounts, such as retirement plan accounts, the minimum initial investment is reduced to $2,000.

Pricing Fund Shares

     Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by the Funds or their authorized agents.

Kelmoore Funds

     The Kelmoore Funds value portfolio securities as follows: securities are valued based on market value or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale or closing price on the Chicago Board Options Exchange (“CBOE”). If there is no last sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board

Dunham Fund

     The Dunham Fund values portfolio securities as follows: equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

     Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value.

     Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

     Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

     Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York, and on which the Fund’s net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

     The Kelmoore Funds do not specify a fair value policy with respect to valuation of securities which trade on foreign exchanges under the scenario when events materially affect the value of such securities between the time when they are valued at the close of trading at their exchange and the time when Fund's net asset value is calculated. As of March 31, 2008, none of the Kelmoore Funds held any securities that trade exclusively or principally on foreign exchanges. The Dunham Fund may invest in securities which trade principally on foreign exchanges, but investing in such securities is not a principal investment strategy.

Purchase Procedures.

     Each Fund prices direct purchases based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received. Direct purchase orders received by the Kelmoore Funds and the Dunham Fund by the close of the regular session of trading on the NYSE on a day that the securities markets are open, generally 4:00 p.m., Eastern time, are effected at that day’s public offering price or NAV.

     Both the Kelmoore Funds and the Dunham Fund have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. Purchase orders received by broker-dealers before the close of trading of the regular session on the NYSE on a day that the securities markets are open, and transmitted to the Kelmoore Funds and the Dunham Funds by 4:00 p.m., Eastern time, that day are effected at that day’s public offering price or NAV. It is the responsibility of the each Fund's distributor's authorized agents to transmit orders that will be received by the distributor in proper form and in a timely manner.

Direct Deposit Plans. Both the Kelmoore Funds and the Dunham Fund permit you to purchase shares of the Funds through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Funds or Fund.

Automatic Investment Plan. Both the Kelmoore Funds and the Dunham Fund permit you to make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution.

Sales Charges and Distribution Fees.

     Both the Kelmoore Funds and the Dunham Fund charge a sales load on the purchase of Class A shares. The sales load is paid to the respective distributor for each fund, Kelmoore Investment Company, Inc. for the Kelmoore Funds and Dunham & Associates Investment Counsel, Inc. for the Dunham Fund, each of which may pay a commission to the dealer of record on your account. The front-end sales load varies depending on the amount of the investment.

     The following table illustrates the sales load breakpoints for the purchase of shares of both the Kelmoore Funds and the Dunham Fund

Dunham Fund Class A Shares –Front-End Sales Charge

		Sales Charge as a % of Amount Invested

	Sales Charge as a % of Offering Price		Dealer Reallowance
Amount of Single Transaction

Less than $50,000	5.75%	6.10%	5.75%

$50,000 but less than $100,000	4.75%	4.99%	4.75%

$100,000 but less than $250,000	3.75%	3.90%	3.75%

$250,000 but less than $500,000	3.00%	3.09%	3.00%

$500,000 but less than $1,000,000	2.00%	2.04%	2.00%

$1,000,000 or more[1]	None	None	None

1Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge on shares redeemed during the first 18 months after their purchase in the amount of the commissions, if any, paid on those shares redeemed.

Kelmoore Funds Class A Shares –Front-End Sales Charge

		Sales Charge as a % of Amount Invested

	Sales Charge as a % of Offering Price		Dealer Reallowance
Amount of Single Transaction

Less than $50,000	5.50%	5.82%	5.00%

$50,000 but less than $100,000	4.75%	4.99%	4.25%

$100,000 but less than $250,000	4.00%	4.17%	3.50%

$250,000 but less than $500,000	3.25%	3.36%	2.75%

$500,000 but less than $1,000,000	2.50%	2.56%	2.00%

$1,000,000 or more[1]	0.00%	0.00%	0.00%

1 There is no front-end sales charge on certain purchases of $1 million or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the lesser of the purchase price or the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase.

Comparison: The schedules of front-end sales charges between the Kelmoore Funds and the Dunham Fund are slightly different as indicated in the tables above. Additionally, the Dunham Fund may impose a Contingent Deferred Sales Charge for a longer period of time as indicated in the footnote to each of the tables above.

Purchases of Shares at Net Asset Value. Neither the Kelmoore Funds nor the Dunham Fund impose a front-end sales load on the following types of purchases or purchases by the following types of investors because such purchases require minimal sales effort by the distributor.

Kelmoore Funds

(1) Dividend Reinvestment. Sales loads will not be imposed upon purchases made through reinvestment of dividends or capital gains distributions.

(2) Reinvestment Privilege. For a period of 60 days after you sell Class A shares of a Kelmoore Fund, you may reinvest your redemption proceeds in Class A shares of the same Fund at NAV. You, your broker, or your financial adviser must notify the Funds’ transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Trust may require documentation to support your eligibility.

(3) Exchange Privilege. You may exchange shares of a particular class of a Kelmoore Fund only for shares of the same class of another Kelmoore Fund. For example, you can exchange Class A shares of the Strategy Fund for Class A shares of the Eagle or Liberty Funds. Shares of the Fund selected for exchange must be available for sale in your state of residence. You should carefully read the Prospectus disclosure regarding the Fund into which you would like to exchange before making an exchange decision involving that Fund. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

(4) Purchases by Institutional Investors and Certain Individuals. The Kelmoore Funds may sell Class A shares at net asset value (i.e. without the investor paying any initial sales charge) to certain categories of investors, including:

  Investment advisory clients of the Adviser or its affiliates.

  Officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund).

  The Adviser and its affiliates and certain employee benefit plans for employees of the Adviser.

  Employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser.

  Fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients.

  Broker-dealers who have entered into selling agreements with the Adviser for their own accounts.

  Participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds.

Dunham Fund

(1) Dividend Reinvestment. Sales loads will not be imposed upon purchases made through reinvestment of dividends or capital gains distributions.

(2) Reinvestment Privilege. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

(3) Exchange Privilege. Shares of the Dunham Fund may be exchanged without payment of any exchange fee for shares of another Dunham Fund of the same Class at their respective net asset values. For information about other Dunham Funds an their share classes see the Prospectus for the Dunham Funds. You should carefully read the prospectus disclosure regarding the Fund into which you would like to exchange before making an exchange decision involving that Fund. The Fund may Modify or terminate the exchange privilege after 60 days written notice to shareholders.

(4) Purchases by Institutional Investors and Certain Individuals. The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

  Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

  Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

  Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

  Clients of registered investment advisers that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

  Institutional investors (which may include bank trust departments and registered investment advisers).

  Any accounts established on behalf of registered investment advisers or their clients by broker- dealers that charge a transaction fee and that have entered into agreements with the distributor.

  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

Comparison: The means of purchasing shares of a Kelmoore Fund or the Dunham Fund at net asset value are similar but differ in the respects that investors may or may not consider material as are detailed above. The Dunham Fund offers a reinvestment period of 120 days after the date that shares are redeemed in which to reinvest proceeds in the Class A shares of the same Fund at NAV, while the Kelmoore Funds offer 60 days.

Purchases of Class A Shares at a Reduced Sales Load. You also may purchase Class A Shares of the Kelmoore Funds and Class A shares of the Dunham Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.

Kelmoore Funds

(1)

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of that Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, the Kelmoore Funds' transfer agent ("PFPC"), or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

(2)

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non- binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.

Dunham Fund

(1)

Right of Accumulation. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges: shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser) and shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs.

(2)

Letter of Intent. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full- face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.

If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent.

Comparison: The means of purchasing shares of a Kelmoore Fund or the Dunham Fund under Rights of Accumulation and Letters of Intent are similar but differ in the respects that investors may or may not consider material as are detailed above. The Dunham Fund does not include in its Right of Accumulation plan Class A shares held indirectly through financial intermediaries (other than a shareholder's current broker-dealer) or employer sponsored retirement plans (other than an employer sponsored IRA). Under the Dunham Fund's Letter of Intent method of reducing Class A sales loads, the Dunham Fund's Prospectus expressly states the minimum commitment to purchase is $50,000 while under the Kelmoore Funds' Letter of Intent method of reducing Class A sales loads, the Kelmoore Prospectus only implies a minimum commitment to purchase $50,000 by implicit reference to its "Class A Shares—Front-End Sales Charge" breakpoint table. Additionally, the Dunham Fund permits a shareholder to include purchases made by that shareholder's spouse and children under the age of 21 under the Letter of Intent method of reducing Class A sales loads, while the Kelmoore Funds do not.

Contingent Deferred Sales Load on Redemptions of Certain Shares. A contingent deferred sales load is imposed upon redemptions of certain shares of the Kelmoore Funds and the Dunham Fund that were purchased at NAV (or shares into which such shares were exchanged). The contingent deferred sales load is imposed if:

Kelmoore Funds

If you purchase any Class A shares without a sales charge because your purchase was one million dollars or more and you redeem any of those shares within 12 months of your purchase, you will pay a Contingent Deferred Sales Charge on the redeemed shares in an amount not to exceed 1.00% of the lesser of net asset value of those shares at the time of purchase or redemption.

Dunham Fund

The investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge on shares redeemed during the first 18 months after their purchase in the amount of the commissions, if any, paid on those shares. The

Dunham Fund will “tack” the period for which you held the prior Fund’s shares onto the holding period for the new Fund for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange.

Comparison: The Contingent Deferred Sales Loads charged by the Kelmoore Funds or the Dunham Fund are similar. However, the Dunham Fund makes such charges during the first 18 months from purchase while the Kelmoore Funds make such charges during the first 12 months. Additionally, the Dunham Fund will only impose such charges if commissions have been paid on those shares.

Redemption Procedures.

     You may sell some or all of your shares on any day that the Funds calculate their NAV. If your request is received by the Fund's distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell, minus any applicable CDSC. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions directly by mail, phone, systematic withdrawal plan and indirectly through a shareholder's nominee such as a broker-dealer or financial institution or financial adviser. Proceeds may be paid by check or by wire transfer. The Kelmoore Funds' transfer agent charges a fee of $9.00 per wire transfer. The Dunham Fund charges a fee of $15.00 per wire transfer.

     The Kelmoore Funds and the Dunham Fund do not intend to redeem shares in any form except cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value within a 90-day period, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of a Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Kelmoore Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 not including the effect of market declines. The Dunham Fund may require you to redeem all of your shares in the Fund on 60 days’ written notice if the value of your shares in the Fund is less than $5,000 or $2,000 for tax-deferred accounts not including the effect of market declines.

Distribution Arrangements

     Pursuant to Rule 12b-1 under the 1940 Act, the Kelmoore Funds and the Dunham Fund have adopted a plan (each a "Plan") of distribution pursuant to which a Fund may directly incur or reimburse the Fund's distributor for certain expenses related to the distribution of its shares and other fees for the sale of its shares and for services provided to shareholders, including:

  payments to securities dealers and other persons, including the Fund's distributor and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares;

  expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Fund;

  expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;

  expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;

  expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and

     The annual limitation for payment of expenses for distribution and shareholder services pursuant to the plans for Kelmoore Funds is 0.25% for Class A Shares and 1.00% for Class C Shares. For the Dunham Fund, the annual limitation for payment of expenses for shareholder services pursuant to the plan is 0.25% for Class A Shares and Class C Shares and 1.00% for Class C Shares for payment of expenses for distribution and shareholder services. Under the plans the percent of assets is measured based upon the amount of Fund assets attributable to a respective class of shares. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses previously covered by the Plan that are incurred after the date the Plan terminates.

Frequent Trading Policy.

     Neither the Kelmoore Funds nor the Dunham Fund encourage or accommodate market timing activities. The Board of Trustees of the Trust and the Dunham Trust have adopted policies and procedures reasonably designed to detect and discourage frequent trading, which are to be uniformly applied to all trading, including trading by omnibus accounts and intermediaries. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market-timing in all circumstances, policies have been adopted to address these issues. Under these policies, the Trust and the Dunham Trust reserves the right to reject any purchase request, including exchanges, without notice and regardless of size. A purchase request could be rejected if the Trust or the Dunham Trust determines that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor.

     The Kelmoore Funds and the Dunham Fund discourage market timing or frequent trading in and out of a Fund. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Both Boards of Trustees have adopted a policy directing a Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Funds.

     If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may enforce its own market timing policy, including imposition of a short-term redemption fee.

     While the Kelmoore Funds and the Dunham Fund attempt to deter market timing, there is no assurance that each Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to track purchases and redemptions, and there can be no assurance that a Fund will be able to track abusive traders. Each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Dividend Policies.

Kelmoore Funds

     Each Fund passes along to you your share of investment earnings in the form of dividends and other distributions. Each Fund distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. Each Fund seeks to pay monthly distributions, if practicable based on available cash and projected cash flow, from (a) net investment income and (b) realized short-term capital gains from equity holdings and option premiums. The Fund may distribute only a portion of available cash in order to pay distributions in future months. The Fund will not make a monthly distribution if it (i) does not have available cash from net investment income or short-term capital gains or (ii) believes the distribution may result in a return of capital. Monthly distributions are not guaranteed.

     Each Fund distributes annually in December substantially all of its net realized long-term capital gains, if any.

     While a Fund does not intend to return capital, market and other variables may negate realized gains and therefore result in distributions characterized as a return of capital. Return of capital, while providing cash flow to shareholders, does not represent income or gains that a Fund earns. In the past, all or a significant portion of the Kelmoore Funds’ monthly distributions included a return of capital. A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.

     Unless you elect otherwise, all dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by a Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.

Dunham Fund

     The Dunham Fund intends to distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. These distributions will typically be declared in November or December and paid in November or December. The Dunham Fund also seeks to pay monthly distributions, if practicable based on available cash and projected cash flow, from (a) net investment income, (b) realized short-term capital gains from equity holdings and option premiums and, if necessary, (c) from capital. A return of capital is not taxable to a shareholder unless it exceeds a shareholder's tax basis in the shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable. The IRS requires you to report these amounts on your income tax return for the year declared.

     You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-888-3DUNHAM (338-6426) for instructions.

Investment Advisory Agreement & Sub-Advisory Agreement

     Pursuant to the Reorganization, shareholders are being asked to approve the Investment Advisory Agreement between the Dunham Fund and Dunham & Associates Investment Counsel, Inc. Additionally, shareholders are being asked to approve the Sub-Advisory Agreement between the Dunham Fund, Dunham & Associates Investment Counsel, Inc. and Westchester Capital Management, Inc.

     On August 6, 2008, Dunham and Westchester became the adviser ("Interim Adviser") and sub-adviser ("Interim Sub-Adviser"), respectively, to each of the Kelmoore Funds under interim agreements approved by the Kelmoore Funds' Board of Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The interim contracts are not the subject of this Proxy Statement/Prospectus and you are not being asked to vote on these interim contracts.

PRINCIPAL RISKS

     Each Kelmoore Fund and the Dunham Fund are subject to substantially the same risks. The primary risks of an investment in each Fund are shown on the tables below. An explanation of the each of the risks is provided following the tables.

     Comparison of Risks. The Kelmoore Funds and the Dunham Fund are subject to substantially similar risks, however, the Dunham Fund will be subject to additional risks related to short selling and merger and event-driven stock selection strategies. The Kelmoore Strategy Eagle Fund possesses greater selection and stock market risk relative to the other two Kelmoore Funds because of its focus on mid-cap companies and its focus on the communications sector of the stock market. Additionally, the Kelmoore Strategy Fund and the Kelmoore Strategy Liberty Fund have additional sector risks because of their investment focus on the consumer goods, manufacturing and natural resources sectors. The Dunham Fund does not have a sector focus and is therefore not expected to have similar sector specific risks. However, because the Dunham Fund may invest in any or all of the sectors in which the Kelmoore Funds invest, it will be exposed to the risks to which the Kelmoore Funds are exposed as a consequence of their sector specific strategy. The Dunham Fund and the Kelmoore Strategy Eagle Fund will be exposed to medium capitalization risk because of their investment in medium capitalization companies.

Explanation of Risks

     Communications Sector Risk - A Fund may invest in securities of issuers subject communications sector risks, including the risk that government regulation, failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences, or rapid obsolescence may reduce the value of an issuer's stock.

     Consumer Goods Sector Risk - A Fund may invest in securities of issuers in the consumer goods sector. These securities are subject to special risks including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock.

     Derivatives Risk - When the Adviser or a Sub-Adviser, if any, uses margin, leverage and other forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to a Fund.

     Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

     Financial Risk - A Fund may own stocks of companies that may file for bankruptcy or be acquired on unfavorable terms to the shareholders.

     Financial Services Sector Risk - A Fund may invest in securities of issuers subject to financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock.

     Forced Liquidation Risk - A Fund may be forced to replace securities that are the subject of written options which causes increased transaction costs. When a call option which a Fund has written is exercised, a Fund must deliver the security upon which the call is written. This means that a Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario a Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.

     Industry/Sector Risk - This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of a Fund’s investments.

     Liquidity Risk - A Fund may own securities subject to unfavorable decreases in liquidity which may increase the cost of buying and or selling securities. Additionally, a Fund may own securities subject to a total loss if liquidity which may make it impossible to dispose of securities or may expose the Fund to significant delays in its ability to dispose of or acquire securities.

     Management Risk - A Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and Sub-Adviser, if any, will apply their investment techniques and risk analyses in making investment decisions for a Fund, but there is no guarantee that their decisions will produce the intended result.

     Manufacturing Sector Risk - A Fund may invest in securities of issuers subject to manufacturing sector risks, including the risk that economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock.

     Medium Capitalization Risk - A Fund’s investments in medium-sized companies carry more risks than investments in larger companies. Companies with medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known medium capitalization companies involves greater risk of volatility of a Fund’s net asset value than is customarily associated with larger, more established companies. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Medium-cap companies may have returns that can vary, occasionally significantly, from the market in general.

     Merger and Event-Driven Risk - A Fund’s investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spinoff, liquidation or other corporate reorganizations carry more risk than investments in companies that are perceived to be in stable organizational situations. The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies may be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization may be renegotiated on less favorable terms, terminated or delayed which may cause the Fund to lose money or fail to achieved a desired rate of return.

     Natural Resources Sector Risk - A Fund may invest in securities of issuers subject to natural resources sector risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock.

     Non-Diversification Risk - A Fund that is a non-diversified investment company means that more of a Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, a Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

     Portfolio Turnover - The portfolio turnover of a Fund is the percentage of a Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could negatively impact a Fund's performance. In periods of high market volatility, a Fund is more likely to have calls exercised, which can result in a significant increase in a Fund’s portfolio turnover.

     Put Premium Loss Risk - A Fund may loose its entire investment in put options if the option expires out of the money.

     Security Selection Risk - A Fund may own stocks or sectors that underperform the stock market as a whole, certain sectors or specific companies that may be considered substitutes for companies selected by a Fund.

     Selling (Writing) Covered Call Options - When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. A Fund receives a premium for selling a call option but the price a Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and a Fund could have an unrealized loss on the stock, offset by the amount of the premium received by a Fund when it sold the option.

     There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums a Fund receives for selling call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. A Fund incurs commission expenses when selling call options.

     Short Selling Risk - If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss. Also, a Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to a Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. A Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that a Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

     Tax Consequences - A Fund may expect to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to a Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors. Transactions involving the disposition of a Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times. Distributions of interest, dividends and capital gains are taxable to investors. Distributions which are a return of capital are not taxable to a shareholder unless they exceed a shareholder's tax basis in Fund shares. Returns of capital reduce a shareholder's tax cost (or "tax basis"). Once a shareholder's tax basis is reduced to zero, any further return of capital would be taxable.

     Technology Sector Risk - A Fund may invest in securities of issuers subject to technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock.

FUND MANAGEMENT

     The following describes the (1) former adviser and (2) recently-appointed interim adviser and (3) recently-appointed interim sub-adviser to the Kelmoore Funds. Because the former adviser managed each Kelmoore Fund's assets from each Fund's inception until termination of its advisory contract, on August 5, 2008, detailed information about the former adviser is presented to assist shareholders in making informed decisions about the reorganization.

Kelmoore Funds

The Former Investment Adviser

     Kelmoore Investment Company Inc., located at 2465 E. Bayshore Road, Suite 300, Palo Alto, California 94303, (the "Former Adviser") served as investment adviser to the Kelmoore Funds until the termination of its advisory agreement on August 5, 2008. The firm, which is an SEC registered investment adviser organized in 1992, had been managing the Kelmoore Strategy Fund since May 3, 1999, the Kelmoore Strategy Eagle Fund since June 29, 2000 and the Kelmoore Strategy Liberty Fund since December 26, 2000. As of April 1, 2008, the Adviser managed approximately $160 million of assets, consisting of brokerage and advisory accounts, including the assets of the Trust. Ralph M. Kelmon is the Chief Executive Officer and Chairman of the Board of the Adviser. Through his

ownership and voting control of more than 25% of the outstanding shares of the Adviser, Mr. Kelmon is considered to control the Former Adviser.

     The Former Adviser was also responsible for running all of the operations of each Fund, except those that are contracted to the custodian, transfer, accounting and administrative agent; or other parties.

     Each Kelmoore Fund paid the Former Adviser a management fee for its services. For providing investment advisory and other services and assuming certain Fund expenses, each Fund was obligated to pay the Former Adviser a monthly fee at the annual rate of 1.00% of the value of the Fund’s average daily net assets. The Former Adviser had contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses as determined by generally accepted accounting principles and fees and expenses of the Disinterested Trustees) of each Fund through May 1, 2009, so that the total ordinary operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. However, this contract to waive and reimburse fees terminated with the termination of the investment advisory agreement with the Trust. Each waiver and reimbursement described above is subject to reimbursement by the applicable Fund within the following three years after such waiver or reimbursement, to the extent such reimbursement by a Fund would not cause its total operating expenses to exceed any current expense limitation. The fee paid to the Former Adviser by each Fund during its most recent fiscal year is shown in the table below:

Fee as Percentage of Fund's Average Daily Net Assets For Class A and C Shares

Fund
Kelmoore Strategy Fund[1]	1.00%
Kelmoore Strategy Eagle Fund[1]	1.00%
Kelmoore Strategy Liberty Fund[1]	1.00%

1 The Adviser had contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses as determined under generally accepted accounting principles and fees and expenses of Trustees who are deemed to not be “interested persons” of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2009, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares of each Fund (the “Expense Limitation”). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.

     The Advisory Agreement for the Kelmoore Strategy Fund was initially approved by the Board, including a majority of the Disinterested Trustees, on March 22, 1999. The Board approved the same Advisory Agreement for Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The renewal of the Advisory Agreement was most recently approved by the Board on February 20, 2008. The Advisory Agreement, as it applies to each Fund, are for an initial term of two years and continue in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Disinterested Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund, or by the Adviser, upon sixty days’ written notice. The Advisory Agreement terminates automatically if assigned.

     A discussion regarding the factors considered by the Board of Trustees of the Trust in approving the investment advisory agreement between the Trust and the Former Adviser on behalf of each

Kelmoore Fund will be included in the Trust's Annual Report to shareholders for the semi-annual period ended June 30, 2008. A discussion regarding the factors considered by the Board of Trustees of the Trust in renewing the prior investment advisory agreement between the Trust and the Former Adviser on behalf of each Kelmoore Fund is included in the Trust's Semi-Annual Report to shareholders for the semi-annual period ended June 30, 2007.

The Former Portfolio Managers

     Ralph Kelmon and Ron Puccinelli served as the Kelmoore Funds’ portfolio managers. Mr. Kelmon, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager for the Kelmoore Funds, has served in such capacity since April 2008. Additionally, Mr. Kelmon serves as Chief Executive Officer of the Adviser, a position he has held since 1992. He, co-founded Kelmoore to execute the personalized investment strategies he developed over a long career in the securities industry. He has been affiliated with national brokerage houses including Smith Barney, Harris Upham, E.F. Hutton and Prudential Securities.

     Mr. Puccinelli, Portfolio Manager, joined Kelmoore in 2003. He began serving as Portfolio Manager for the Kelmoore Funds in April of 2008. Additionally, he began serving as a Portfolio Manger for the Adviser in 2005. From 2003 he served in various sales and administrative roles for the Adviser. Prior to joining Kelmoore, he was a Financial Adviser for Morgan Stanley working with high net worth individuals from 2000 to 2003. While at Morgan Stanley, he specialized in using individual equities for long term growth and retirement planning. Currently, Mr. Puccinelli is also responsible for managing the separately managed accounts at the Adviser.

     The Statement of Additional Information (“SAI”) for the Kelmoore Funds provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund.

Management of Other Accounts

     The former Portfolio Managers to the Kelmoore Funds were also responsible for the day-to-day management of other accounts, as indicated by the following table. As of May 31, 2008, the former Portfolio Managers also were responsible for the management of the following types of other accounts other than the Funds:

Former Portfolio Managers – Other Accounts Managed by the Portfolio Managers.

Number of Accounts and Total Assets for
	Number of Other Accounts Managed and			Which Advisory Fee is Performance-
	Total Assets in Millions by Account Type			Based

Other
	Registered	Other Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Ralph Kelmon	0/$0	0/$0	109/$28	0/$0	0/$0	0/$0

Ron Puccinelli	0/$0	0/$0	109/$28	0/$0	0/$0	0/$0

     Potential Conflicts of Interest. Ralph Kelmon and Ron Puccinelli were the Kelmoore Funds’ portfolio managers and were each primarily responsible for managing the Funds. The Former Adviser has no other registered investment company advisory accounts at this time. The side-by-side management of the Funds is very unlikely to raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades because the Funds invest only in highly liquid equities that have a high daily trading volume on national exchanges. In addition, the Funds do not engage in certain trade practices such as cross trading among the Funds; such cross trades would raise conflict of interest issues. The Former Adviser has developed policies and procedures that are intended to mitigate those conflicts in the event the Former Adviser were ever to engage in such a trade. The Former Adviser also has adopted a Code of Ethics that governs personal trading activities of all of the Former Adviser’s employees. Under the Code of Ethics, brokerage and trading in shares of the Funds by any personnel of the Former Adviser for their own accounts is subject to internal review and pre-approval by the chief compliance officer.

     Former Portfolio Managers’ Compensation. The Former Adviser’s compensation package for its portfolio managers is comprised of a base salary and bonus. The bonus is based upon the overall profitability of the Former Adviser through its various products. In addition to the base salary and bonus compensation, the Former Adviser has a number of benefits and deferred compensation programs for all of its employees, including the portfolio managers. The portfolio managers have no benefits or deferred compensation that is tied to their performance as the Funds’ portfolio managers. In addition, the portfolio managers are shareholders of the Former Adviser and benefits from the profits of the firm, if any, based on the individual ownership position.

     Disclosure of Securities Ownership. The following table indicates the dollar range of securities of the Kelmoore Funds beneficially owned by the former Portfolio Managers as of May 31, 2008:

	Dollar Range of	Dollar Range of	Dollar Range of
	Equity Securities	Equity Securities	Equity Securities
Name of Portfolio	in the Kelmoore	in the Kelmoore	in the Kelmoore
Manager	Strategy Fund	Strategy Eagle Fund	Strategy Liberty Fund

Ralph Kelmon	$50,001- $100,000	$50,001- $100,000	None
Ron Puccinelli	None	$1 - $10,000	None

The Interim Investment Adviser

     Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Kelmoore Fund's interim investment adviser, effective on August 6, 2008. Under the interim investment advisory agreement Dunham provides advisory services, primarily in area of sub-adviser selection and monitoring, to the Kelmoore Funds. For a description of the Interim Adviser, refer to the section entitled Dunham Fund, The Investment Adviser which is presented below. The interim investment advisory agreement is substantially identical to the current advisory agreements with the Former Adviser, except that the term of the agreement is limited to 150 days, and the fees are escrowed until the Kelmoore shareholders approve the advisory agreement for the Dunham Monthly Distribution Fund.

The Interim Sub-Adviser

     Westchester Capital Management, Inc., an investment management firm registered with the Securities and Exchange Commission under the Advisers Act since 1980, located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as the interim sub-adviser to the Kelmoore Funds, effective on August 6, 2008. Under the interim sub-advisory agreement Westchester provides sub-advisory services substantially similar to the advisory services provided by the Former Adviser to the Kelmoore Funds. For a description of the Interim Sub-Adviser, refer to the section entitled Dunham Fund The Sub-Adviser which is presented below. For description of the interim sub-advisory agreement, refer to the section below entitled The Investment Advisory Agreement and Sub-Advisory Agreement. The interim sub-advisory agreement is substantially identical to the sub-advisory agreement between the Sub-Adviser, the Dunham Fund and Dunham except that during the interim period, Dunham rather than the Funds will pay the interim sub-adviser and the fee will be fixed at an annual rate of 0.50% of average daily net assets rather than a performance-based fulcrum fee.

The Interim Sub-Adviser Portfolio Managers

     Roy Behren, Michael T. Shannon and Frederick W. Green form the portfolio management team and share responsibility for the day-to-day management of each Kelmoore Fund's equity and option portfolio. For description of the interim sub-advisory portfolio managers, refer to the section below entitled Dunham Fund, Sub-Adviser Portfolio Managers.

Dunham Fund

The Investment Adviser

     Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Dunham Fund's investment adviser. Dunham is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and a registered investment adviser under the Investment Advisers Act of 1940, as amended. Dunham is wholly owned by Dunham & Associates Holdings, Inc. which itself is controlled by Jeffrey A. Dunham. As of June 30, 2008, it had approximately $ 693 million in assets under management. The table below describes the principal executive officer and sole director of the Adviser.

Name	Title	Address	Principal Occupation

Jeffrey A. Dunham	President,	10251 Vista Sorrento Pkwy, Suite 200	President,
	Director	San Diego, CA 92121	Dunham & Associates Investment Counsel, Inc.

     Dunham has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. The Adviser's supervisory responsibilities include the following:

a)	setting the Fund's overall investment objectives;
b)	evaluating, selecting and recommending Sub-Advisers to manage the Fund's assets;
c)	monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Fund; and
d)	implementing procedures to ensure that the Sub-Advisers comply with the Fund's investment objectives, polices and restrictions.

     Dunham subject to the review and approval of the Board of Trustees of the Dunham Trust, selects a sub-adviser or sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser. Dunham was granted an exemptive order (the “Order”) from the SEC that permits Dunham, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Order applies to the Dunham Trust as well as a Predecessor Trust. The Order also permits Dunham, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever Dunham and the Trustees believe such action will benefit the Fund and its shareholders. Pursuant to this order and fee ranges approved by the initial shareholder of the Dunham Fund, the sub-adviser or subsequent sub-adviser may be paid performance-based fees which can range from 0.00% to 1.50% . However, the current sub-adviser will be paid a performance-based fee which can range from 0.00% to 1.00% . The SEC granted the Order on September 26, 2006.

     The Fund pays Dunham a management fee for its services as adviser and a sub-advisory fee to Westchester for its services as sub-adviser.

Fund	Fees as Percentage of Fund's Average Daily Net Assets For Class A and C Shares
Dunham Monthly Distribution Fund	0.65% Advisory
(Pro Forma1)	plus
0.50% + or -0.50% Sub-Advisory

1 Management fees include Advisory and Sub-Advisory fees. Dunham receives a fixed fee paid monthly at a specified annual rate of 0.65% of the Fund’s average daily net assets. The Sub-Adviser receives a fulcrum fee, which will vary from an base annual rate of 0.50% of the Fund's average daily net assets based on the sub-adviser’s performance over a rolling 12 month period against the Fund’s designated benchmark. The Sub-Adviser is rewarded when performance exceeds the benchmark and is penalized when performance is short of the benchmark. No adjustment is made to the sub-advisory fees if the performance falls within the “null zone” of plus or minus 0.15% versus the benchmark, i.e. a range where performance differences are not meaningful.

Performance fee adjustments are triggered when Fund performance is plus or minus 0.16% versus the benchmark. The maximum adjustment to the base fee is plus or minus 0.50% depending on performance versus the benchmark.

The following table describes the fees paid to Kelmoore, as Adviser, for the fiscal year ended December 31, 2007, and the pro forma fees the Funds would have paid under the proposed advisory fees for the Dunham Fund.

				Estimated
				Management
	Total	Estimated		Fee Including
	Management	Management		Fulcrum Fee
	Fee Earned	Fee Assuming		Performance
	by Adviser	1.15%*	Percent	Adjustment*	Percent
Fund	(Kelmoore)	(Proforma)	Difference	(Proforma)	Difference

Kelmoore Strategy Fund	$875,560	$1,008,069	15.1%	$569,778	(34.9)%

Kelmoore Strategy Eagle Fund	$1,156,463	$1,330,016	15.1%	$751,748	(34.9)%

Kelmoore Strategy Liberty Fund	$392,867	$451,801	15.1%	$255,366	(34.9)%

* The estimated fee assumes the Adviser Fee of 0.65% and the Sub-Adviser Base Fee of 0.50% adjusted plus/minus 0.50% based on performance of the applicable Fund for the period ended December 31, 2007. Rolling 12 month performance of the Fund is compared to the Chicago Board Options Exchange BuyWrite Monthly Index (“CBOE"), an unmanaged index composed of a long position in the S&P 500 and a short (or written) position in call options on the S&P 500, over the same measurement period. For calculation purposes, the average total management fee was applied to the average net assets to derive the estimated management fee in dollars.

The Sub-Adviser

     Westchester Capital Management, Inc., an investment management firm registered with the Securities and Exchange Commission under the Advisers Act since 1980, located at 100 Summit Lake Drive, Valhalla, New York 10595, will serve as the sub-adviser to the Fund. Frederick W. Green, President of the Sub-Adviser, owns over 75 percent of the Sub-Adviser and is considered to control the Sub-Adviser. As of March 31, 2008, it had approximately $1.6 billion in assets under management including assets of other mutual funds. The table below describes the principal executive officer and the directors of the Sub-Adviser.

Name	Title	Address	Principal Occupation

Frederick W. Green	President,	100 Summit Lake Drive	President,
	Director	Valhalla, New York 10595	Westchester Capital Management, Inc.

Patricia P. Green	Director	100 Summit Lake Drive	Homemaker
Valhalla, New York 10595

     The Sub-Adviser will provide daily portfolio management services to the Fund according to the Fund's investment goals and strategies. The Adviser will continually monitor the Sub-Adviser's performance and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Adviser's contract should be renewed, modified or terminated.

     The Fund will pay Westchester a fee for its services. The fees to be paid to Westchester are shown in the table below:

Fee as Percentage of Fund's Average Daily Net Assets 0.50% + or -0.50%

Fund Dunham Monthly Distribution Fund (Pro Forma)

     A discussion regarding the factors considered by the Board of Trustees of Dunham Trust in approving the investment advisory agreement between Dunham Trust and Dunham on behalf of the Dunham Fund, as well the basis for their approval of the sub-advisory agreement between Dunham, Dunham Trust and Westchester with respect to the Dunham Fund, will be included in the Dunham Fund's first semi-annual or annual report to shareholders.

Sub-Adviser Portfolio Managers

Roy Behren, Michael T. Shannon and Frederick W. Green form the portfolio management team and share responsibility for the day-to-day management of the Fund's equity and option portfolio. Their functional emphasis is in the design and management of active equity and option portfolios. This team and will be responsible for the management of the Fund at its inception.

Roy Behren, Portfolio Manager

Roy D. Behren came to Westchester in 1994 after working at the U.S. Securities and Exchange Commission. From 1994 to 2007 he served as a Research Analyst and began serving as a Portfolio Manager in 2007. After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law. He then joined the SEC's New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester. From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee. He is a Portfolio Manager and is currently the Chief Compliance Officer for Westchester, The Merger Fund and The Merger Fund VL.

Michael T. Shannon, Portfolio Manager

Michael T. Shannon began serving a Portfolio Manager for Westchester in 2007. Prior to 2007, he was a Senior Vice President for mergers and special situations at D.E. Shaw & Co from 2005 to 2006. From 1996 to 2005 Mr. Shannon served as a Research Analyst for Westchester. He received a B.S. in Finance from Boston College. He holds the Chartered Financial Analyst designation.

Frederick W. Green, Portfolio Manager

Frederick W. Green has served as a Portfolio Manager for the Sub-Adviser since 1989 and has over 35 years’ experience in the investment business. After five years with Kidder, Peabody & Co. as a portfolio strategist, Mr. Green joined Goldman, Sachs & Co., where he was Senior Portfolio Strategist and a member of the Investment Policy Committee. In 1980 he left Goldman and formed Westchester, a registered investment adviser. In 1989, Westchester launched The Merger Fund, the first mutual fund devoted exclusively to investing in companies involved in publicly announced mergers, takeovers and other corporate reorganizations. Mr. Green is President and co-manager of The Merger Fund and The Merger Fund VL. He is also President and Chief Investment Officer of Green & Smith Investment Management L.L.C. A graduate of Princeton University, he is a member of the New York Society of Security Analysts and the CFA Institute.

Management of Other Accounts

     The Portfolio Managers for the Dunham Fund also may be responsible for the day-to-day management of other accounts, as indicated by the following table. As of May 31, 2008, the Portfolio Managers were responsible for the management of the following types of other accounts other than the Fund:

			Number of Accounts by	Total Assets By
Portfolio	Total Accounts By	Total Assets By Account	Type Subject to a	Account Type Subject
Manager	Type	Type	Performance Fee	to a Performance Fee

Roy D.	Registered Investment	Registered Investment	Registered Investment	Registered Investment
Behren	Companies: 2	Companies: $1.5 billion	Companies: 0	Companies: $0

	Pooled Investment	Pooled Investment	Pooled Investment	Pooled Investment
	Vehicles: 0	Vehicles: $0	Vehicles: 2	Vehicles: $125 million

	Other Accounts: 0	Other Accounts: $0	Other Accounts: 1	Other Accounts: $25
million

Michael T.	Registered Investment	Registered Investment	Registered Investment	Registered Investment
Shannon	Companies: 2	Companies: $1.5 billion	Companies: 0	Companies: $0

	Pooled Investment	Pooled Investment	Pooled Investment	Pooled Investment

	Vehicles: 0	Vehicles: $0	Vehicles: 2	Vehicles: $125 million

	Other Accounts: 0	Other Accounts: $0	Other Accounts: 1	Other Accounts: $25
million

Frederick W.	Registered Investment	Registered Investment	Registered Investment	R Registered Investment
Green	Companies: 2	Companies: $1.5 billion	Companies: 0	Companies: $0

	Pooled Investment	Pooled Investment	Pooled Investment	Pooled Investment
	Vehicles: 0	Vehicles: $0	Vehicles: 2	Vehicles: $125 million

	Other Accounts: 0	Other Accounts: $0	Other Accounts: 1	Other Accounts: $25
million

     Potential Conflicts of Interest. The fact that Mr. Green, Mr. Shannon and Mr. Behren serve both as portfolio managers of the Fund, other registered funds, and as portfolio managers of non-registered investment accounts creates the potential for conflicts of interest, since receipt of a performance based fee from the Fund or a portion of any profits realized by the non-registered accounts could, in theory, create an incentive to favor the Fund or such accounts. However, the Sub-Adviser does not believe that Mr. Green’s, Mr. Shannon’s and Mr. Behren’s overlapping responsibilities or the various elements of their compensation present any material conflict of interest, for the following reasons: (i) the Fund, other registered funds, and the non-registered investment accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Sub-Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund, other registered funds, and the non-registered investment accounts in a fair and equitable manner; and (iii) all allocations and fair-value pricing reports are subject to review by the Sub-Adviser’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Sub-Adviser. Additional oversight by a senior officer of the Sub-Adviser (Mr. Green, who is a Portfolio Manager) is designed to offset any potential reduction in the effectiveness of Mr. Behren because of his dual role as Portfolio Manager and Chief Compliance Officer.

     Portfolio Managers’ Compensation. Mr. Green, Mr. Shannon and Mr. Behren are compensated by the Sub-Adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors. The portfolio managers' compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund's net assets or to any other specific benchmark. Because Mr. Green is the sole owner of the Sub-Adviser, his compensation is determined in large part by the Sub-Adviser's overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser. Mr. Green, Mr. Shannon and Mr. Behren also receive compensation from their interests in an affiliated investment adviser which manages an investment trust and other non-registered investment accounts that engage in merger arbitrage.

Disclosure of Securities Ownership. Because the Dunham Fund has not yet commenced operations, the Portfolio Managers do not own any shares of the Fund.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

     The following summary is qualified in its entirety by reference to the forms of Reorganization Agreements found in Exhibit A.

     The Reorganization Agreements provide that each Kelmoore Fund will transfer all of its assets and liabilities to the Dunham Monthly Distribution Fund. In exchange for the transfer of these assets and liabilities, the Dunham Fund will simultaneously issue shares to the appropriate Kelmoore Fund in an amount equal in value to the net asset value of the Kelmoore Fund's shares. Shares of the Dunham Monthly Distribution Fund are shares of beneficial interest without par value, issued in Classes A and C, in the Dunham Monthly Distribution Fund series of the Dunham Funds under its Agreement and Declaration of Trust and By-Laws. Under the Agreement and Declaration of Trust and By-Laws, Dunham Funds may issue an indefinite number of shares of beneficial interest for each class of shares of the Dunham Monthly Distribution Fund. By class, each share of the Dunham Monthly Distribution Fund represents an equal proportionate interest with other shares of the Dunham Monthly Distribution Fund. Each share, by class, has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as authorized by the Board of Trustees with respect to each class. Shares of the Dunham Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of the Dunham Fund received by each shareholder of each respective Kelmoore Fund in the Reorganization will be issued at NAV without a sales charge, fully paid and non-assessable. Shares have no subscription or preemptive rights. In the event of a liquidation or dissolution of the Dunham Funds or the Dunham Monthly Distribution Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to that class of shares of the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets, if any, not belonging to any particular fund which are available for distribution.

     Immediately after the transfer of each Kelmoore Fund's assets and liabilities, each Kelmoore Fund will make a liquidating distribution pro rata to its shareholders of record of all the Dunham Fund shares received, so that a holder of shares in a Kelmoore Fund at the Closing Date of the Reorganizations will receive a number of shares of the Dunham Fund with the same aggregate value as the shareholder had in the corresponding Kelmoore Fund immediately before the Reorganization. Such distribution will be accomplished by the transfer of Dunham Fund shares credited to the account of the corresponding Kelmoore Fund on the books of the Dunham Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Dunham Fund shares due to the shareholders of the appropriate Kelmoore Fund. All issued and outstanding shares of the Kelmoore Funds will simultaneously be canceled on the books of the Kelmoore Funds.

     The Dunham Fund does not currently issue certificates to shareholders. Each Kelmoore Fund shareholder will have the right to receive any unpaid dividends or other distributions that were declared by a Kelmoore Fund with respect to shares held on September 29, 2008 (the "Closing Date"). No shares of the Dunham Fund to be issued will have preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Kelmoore Fund shareholders. The Trust will then be liquidated and terminated.

     The Reorganization Agreements contain customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreements provide that the consummation of the Reorganizations is contingent upon, among other things: (i) approval of the Reorganization Agreements by the shareholders of each Kelmoore Fund; and (ii) the receipt by the Trust of a tax opinion to the effect that the Reorganizations will be tax-free to each of the Kelmoore Funds and their shareholders. The Reorganization Agreements may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Closing Date of the Reorganizations, the Board of Trustees of the Trust determines that the consummation of the transactions contemplated by the Reorganization Agreements are not in the best interest of the Funds’ shareholders.

     If shareholders of all the Kelmoore Funds approve the proposed Reorganization, an investment advisory agreement between the Fund and Dunham and an investment sub-advisory agreement between Dunham, Westchester and the Fund (which has been approved by the Board of Dunham Trust) will take effect. If shareholders of any Kelmoore Fund do not vote to approve the Reorganization, however, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If the shareholders of each of the three Kelmoore Funds do not approve the reorganization, the reorganization will not proceed until such time that all three Kelmoore Funds approve the reorganization.

Costs of Reorganization

     The costs of proxy solicitation; proxy printing, postage and processing; legal review by legal counsel to the Trust of the proxy statement portion of Form N-14 and the provision of a tax opinion by legal counsel, which are estimated, will be paid by Kelmoore Strategic Trust and Kelmoore Investment Company, Inc. Kelmoore Strategic Trust will pay approximately $50,000 and Kelmoore Investment Company, Inc. will pay (directly or indirectly) approximately $50,000. Other expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures, including legal and accounting fees, which are estimated to be $60,000 will be paid by Dunham & Associates Holdings, Inc. All the reorganization expenses will be paid whether or not shareholders approve the Reorganizations.

Federal Income Taxes

     The combinations of the Kelmoore Funds and the Dunham Fund in the Reorganizations are intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If so, neither the Trust nor its shareholders will recognize gain or loss as a result of the Reorganizations. The tax basis of the Dunham Fund shares received will be the same as the basis of the corresponding Kelmoore Fund shares exchanged and the holding period of the Dunham Fund shares received will include the holding period of the Kelmoore Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganizations. As a condition to the closing of the Reorganizations, the Trust will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by any of the Kelmoore Funds prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganizations, each of the Kelmoore Funds will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganizations to them, including foreign, state and local tax consequences.

     As of December 31, 2007, the Kelmoore Strategy Fund had unutilized federal tax capital loss carryforwards, which will expire in the following years:

2009	2010	2012	2014	Total
$59,075,578	$62,519,008	$19,872,287	$1,562,216	$143,029,089

     The final amount of unutilized capital loss carryover for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may, in part, be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Dunham Fund. As a result, some or all of the capital loss carryforwards may expire unutilized. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Funds and their shareholders.

Capitalization

     The following table sets forth, as of December 31, 2007,: (i) the audited capitalization of each of the Kelmoore Funds (ii) the hypothetical unaudited proforma capitalization of the Dunham Fund, and (iii) the unaudited proforma combined capitalization of the Funds assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Funds and changes in NAV.

REASONS FOR THE REORGANIZATION

     At a meeting held on May 2, 2008, the Board of Trustees of the Trust unanimously voted that the proposed Reorganizations would be in the best interests of each Kelmoore Fund and its shareholders and that the interests of the shareholders would not be diluted. At this meeting, representatives of the Adviser provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganization. The representatives provided information to the Board of Trustees concerning: (i) the specific terms of the

Reorganizations, including information regarding comparative expense ratios; (ii) the proposed plans for ongoing management, distribution and operation of the Kelmoore Funds and the Dunham Fund; and (iii) the impact of the Reorganizations on the Kelmoore Funds and their shareholders.

     Before approving the Reorganizations, the Board of Trustees examined all factors that it considered relevant. In connection with its deliberations, the Board of Trustees inquired into a number of matters and considered a variety of factors related to the proposed Reorganization, including, but not limited to the following:

Services

a.	The nature, extent, and quality of the services provided by Kelmoore and to be provided by Dunham;
b.	The service features and investment options available to shareholders of the Acquired
Funds and the Acquiring Fund;
c.	The decision by Dunham to hire a qualified third-party in a sub-advisory capacity.

     With respect to the quality of services to be provided under the new advisory agreement, the Board considered, among other things, the background and experience of Dunham's senior management and the expertise of, and amount of attention expected to be given to the Acquiring Fund by, investment analysts and both junior and senior investment personnel of Dunham. The Board also reviewed the qualifications, background and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Acquiring Fund. The Board concluded that it was satisfied with the quality of the investment advisory services anticipated to be provided to the Acquiring Fund by Dunham, and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by Dunham under the new advisory agreement should equal or exceed the quality of investment advisory services provided by Kelmoore under the current advisory agreement.

Investment Performance and Compatibility

d.	The investment performance of each Acquired Fund and the Acquiring Fund, if operational, and the investment performance of Kelmoore and Dunham generally;
e.	The compatibility of the investment objectives, policies and restrictions of the Acquired
Funds and the Acquiring Fund, which will be a new series organized to substantially match the Acquired Funds’ objectives, policies and restrictions;
f.	The past changes in asset levels of the Acquired Funds, and the potential benefits to
Acquired Funds’ shareholders from the Acquired Funds’ access to the potentially larger distribution network and capability of the Acquiring Fund;

     Through the Reorganization, the Board concluded that shareholders will be invested in an Acquiring Fund with similar objectives and strategies to those of the Acquired Funds. As a result, the Board noted that the style and risk/return profile of the Acquiring Fund will remain comparable to those of the shareholders’ current investment. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the registered investment companies and institutional accounts advised by Dunham compared favorably in relation to similar portfolios, and that it was reasonable to believe that Dunham would provide satisfactory performance in the future.

Expenses

g.	The costs of the services to be provided and profits to be realized by Dunham and its affiliates from their relationship with each Acquired Fund;
h.	The extent to which economies of scale may be realized;
i.	Whether fee levels may reflect any economies of scale for the benefit of an Acquired
Fund’s investors;
j.	The anticipated effect of the Reorganization on per-share expenses, both before and after waivers, of the Acquired Funds;
k.	The expense ratios and available information regarding the fees and expenses of the
Acquiring Fund;
l.	That the expenses of the Reorganization would ~~not~~ be borne partially by the Acquired
Funds’ shareholders;

     The Board concluded that the larger net asset size of the Acquiring Fund may permit the Acquiring Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Acquiring Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

Benefits to Kelmoore and Dunham

m.	Any benefits derived by Kelmoore or to be derived by Dunham from its relationship with each Acquired Fund such as soft dollar arrangements;

     The Board concluded that the ancillary benefits that Dunham could be expected to receive with regard to providing investment advisory and other services to the Acquiring Fund, such as those noted above, were not unreasonable.

No Dilution and Tax-Free Transaction

n.	The terms and conditions of the Reorganization and that no dilution of shareholder interests is expected;
o.	The favorable U.S. federal tax consequences of the Reorganization;
p.	The absence of unfavorable other indirect tax consequences of the Reorganization;

     The Board concluded that the Reorganization provides for a transfer of substantially all the assets and certain stated liabilities of Acquired Funds in exchange for shares of Acquiring Fund that is intended to be a tax-free reorganization under Section 368(a)(1) of the Code. The Board noted that the shareholders will receive Acquiring Fund shares equivalent to the aggregate net asset value of their Acquired Fund shares, and will pay no federal income tax on the transaction.

Dunham’s Reputation and Possible Alternatives

q.	The reputation, financial strength and resources of Dunham and its affiliates, and its expressed plans for the Acquired Funds after the proposed Reorganization;
r.	The realistic alternatives of either a sale of Kelmoore’s advisory business or the liquidation of the Acquired Funds in the absence of a sale to Dunham; and
s.	The future prospects of the Acquired Funds if the proposed Reorganization was not effected, and the effects on the Acquired Funds of the resulting delay.

The Board of Trustees determined that the Reorganizations are in the best interests of each Kelmoore Fund's shareholders. On the basis of the information provided to the Board of Trustees and its evaluation of that information, the Board recommends that the shareholders of each Kelmoore Fund approve the Reorganization.

SHAREHOLDER RIGHTS

General Shareholder Rights Kelmoore Funds

     General. Each Kelmoore Fund is a series of the Trust. The Trust was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated November 30, 1998. The Trust also is governed by its By-laws and by applicable Delaware law.

     Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001. Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

     Voting Requirements. Holders of shares of the Kelmoore Funds are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (b) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such Series or Classes shall be entitled to vote together thereon.

     Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in the 1940 Act; (b) the removal of Trustees as provided in Article II, Section 5(d); (c) any investment advisory or management contract entered into pursuant to Article III, Section 2, unless a shareholder vote is not required pursuant to the provisions of the 1940 Act or any rule, regulation or order of the Commission thereunder; (d) any termination of the Trust to the extent and as provided in Article IX, Section 3; (e) the amendment of this Declaration to the extent and as provided in Article IX, Section 7; and (f) such additional matters relating to the Trust as may be required or authorized by law, this Declaration, or the By-laws or any registration of the Trust with the Commission or as the Trustees may consider desirable. Meetings of Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-laws.

     Election and Term of Trustees. The Trust's affairs are supervised by the Trustees under the laws governing statutory trusts in the State of Delaware. A plurality of the Outstanding Shares voting at a Shareholders' meeting in person or by proxy shall elect a Trustee. Each Trustee shall hold office for life or until his successor is duly elected and qualified or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, who has reached any mandatory retirement age established by the Trustees, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two thirds of the Outstanding Shares.

     Shareholder Liability. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     Liability of Trustees. Neither the Trustees nor, when acting in such capacity, any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability.

     Reorganization. The Trustees may, without Shareholder approval (unless such approval is required by applicable law), (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate under the laws of Delaware or any other U.S. jurisdiction. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

Dunham Fund

     General. The Dunham Fund is a series of Dunham Funds. Dunham Funds was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated November 27, 2007. Dunham Funds also is governed by its By-Laws and by applicable Delaware law.

     Shares. Dunham Funds Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each Dunham Funds Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

     Voting Requirements. Holders of shares of the Dunham Funds are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of Dunham Funds entitled to vote shall be voted by individual series or class(es), except: (i) as to any matter with respect to which a vote of all series voting as a single series is required by the 1940 Act or the rules thereunder, or Delaware law; and (ii) as to any matter which the Trustees have determined affects only the interest of one or more series or class, only a shareholders of such series or class(es) shall be entitled to vote.

     Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting of Shareholders shall be called by the Secretary whenever (i) ordered by the Board of Trustees, (ii) Chairman of the Board of Trustees, (iii) President or (iv) requested in writing by the holder or holders of at least 33 1/3% of the outstanding shares entitled to vote. Dunham Funds shareholders are entitled to at least fifteen (15) days' notice of any meeting.

     Election and Term of Trustees. Dunham Funds' affairs are supervised by the Trustees under the laws governing statutory trusts in the State of Delaware. Trustees of Dunham Funds are elected by shareholders holding a majority of shares, as that term is defined in the 1940 Act, entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Any Trustee may be removed with or without cause (i) at a duly constituted meeting by a majority vote of the Trustees or (ii) by shareholders to the extent such power, if any, is granted by the 1940 Act and the rules and regulations thereunder.

     Shareholder Liability. Pursuant to the Dunham Funds' Agreement and Declaration of Trust, shareholders of the Dunham Funds generally are not personally liable for the acts, omissions or obligations of Dunham Funds or the Trustees.

     Liability of Trustees. The Trustees of the Dunham Funds, when acting in such capacity, are not personally liable for incurring any debts, liabilities or obligations, or in taking or omitting any other actions. Dunham Funds will indemnify its Trustees and officers against all liabilities and expenses, except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties involved in the conduct of his or her office.

     Reorganization. The Trustees of Dunham Funds, by majority action, with the approval of the holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of each series or class entitled to vote and voting separately by series or class, sell and convey the assets of the Dunham Funds or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each series or class ratably among the holders of the shares of that series or class then outstanding.

Comparison of Shareholder Rights

     The foregoing is only a summary of certain rights of shareholders of the Kelmoore Funds and the Dunham Funds under their respective Trust's governing charter documents and by-laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

     We de not believe there are any material differences in shareholder rights between the Kelmoore Funds and the Dunham Fund.

Taxes

     Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganizations. The tax-free nature of the Reorganizations is discussed above under INFORMATION RELATING TO THE REORGANIZATION – Federal Income Taxes.

     Each Fund has qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized capital gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from a Fund may be taxable whether or not shareholders reinvest them.

     Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of a Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

     Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

     Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE KELMOORE FUNDS AND DUNHAM FUND

     Information concerning the operation and management of the Kelmoore Funds can be found in each Fund's Prospectus. Additional information about the Kelmoore Funds is included in the Statement of Additional Information for the Trust. Both the Prospectus and Statement of Additional Information are available upon request and without charge by calling the Kelmoore Funds at 1-877-328-9456.

     For a detailed discussion of the investment objectives, policies, risks and restrictions of the Kelmoore Funds, see the Prospectus for the Trust dated May 1, 2008, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Trust dated May 1, 2008, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Kelmoore Funds are available upon request and without charge by calling toll-free 1-877-328-9456.

     The Trust and Dunham Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust and Dunham Funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

Interest of Certain Persons in the Transactions. Kelmoore Investment Company, Inc. and/or Dunham Holdings may be deemed to have an interest in the Reorganization. Kelmoore Investment Company, Inc. and Dunham Holdings entered in an agreement under which Dunham Holdings will compensate Kelmoore Investment Company, Inc. for its assistance in facilitating the Reorganization. Dunham Holdings is deemed to control Dunham & Associates Investment Counsel, Inc. by virtue of its status as parent company.

Financial Statements. The financial statements of the Trust for the fiscal year ended December 31, 2007 have been audited by KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The financial statements for the Trust for the period ended June 30, 2007 are contained in the Semi-Annual Report to shareholders. These financial statements are not audited. The Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report upon request. Requests should be made by calling toll-free 1-877-328-9456 or by visiting www.kelmoore.com. The Annual Reports for the Kelmoore Funds also are available on the SEC's website at www.sec.gov. The Dunham Monthly Distribution Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

     The Financial Highlights relating to the Kelmoore Funds contained in the Annual Report for the fiscal year ended December 31, 2007 are attached as Exhibit B.

INVESTMENT ADVISORY AGREEMENT & SUB-ADVISORY AGREEMENT

Background

     Kelmoore Investment Company, Inc. ("Kelmoore") previously served as the Funds' investment adviser. The advisory agreement for the Kelmoore Strategy Fund was initially approved by the Funds' Board, including a majority of the Independent Trustees, on March 22, 1999. The Board approved the same advisory agreement for Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The renewal of the advisory agreement was most recently approved by the Board on February 20, 2008. The Board terminated the advisory agreement, effective on August 5, 2008, following its determination that Kelmoore no longer possessed the financial resources necessary for it to continue as adviser to the Funds. Simultaneously with the termination of Kelmoore, the Board appointed Dunham and Westchester as Interim Adviser and Interim Sub-Adviser to the Funds.

     On August 5, 2008, the Kelmoore Board of Trustees approved an interim advisory agreement and an interim sub-advisory agreement. These interim agreements were effective on August 6, 2008. Under the Investment Company Act rules that permit the use of an interim advisory and sub-advisory agreements, shareholders must approve the final advisory and sub-advisory agreements. However, the reorganization is expected to be completed during the interim period. Consequently, the Kelmoore Funds do not anticipate entering into final agreements for advisory services or sub-advisory services. This unusual circumstance leaves the Kelmoore Funds' shareholders without final agreements to approve. Therefore, the Kelmoore Board is seeking shareholder approval of (1) the Advisory Agreement between the Dunham Fund and Dunham and (2) the Sub-Advisory Agreement between the Dunham Fund, Dunham and Westchester in lieu of approving final agreements for the Kelmoore Funds.

Advisory Fees

     Approval of the new Advisory Agreement and Sub-Advisory Agreement is expected to increase the fees paid by the shareholders of the Funds. The interim agreements provide for total advisory fees of 1.00% . The new agreements provide for a base total advisory and sub-advisory fee of 1.15% . However, the Sub-Advisory Agreement is a performance-based fulcrum fee arrangement. Thereunder sub-adviser compensation can vary from 0.00% to 1.00% depending on the performance of the fund. The table below summarizes the range of advisory fees to be paid by the Fund.

	Fees as Percentage of Fund's Average Daily Net Assets For Class A and C Shares	Range of Total Advisory & Sub-Advisory Fees (Pro Forma)
Advisory & Sub-Advisory Fees (Pro Forma)
Advisory Fees	0.65%	0.65% to 1.65%
Sub-Advisory Fees Minimum	0.00%
Sub-Advisory Fees At Fulcrum	0.50%
Sub-Advisory Fees Maximum	1.00%

The Previous Advisory Agreement

     For a description of the terms of the previous advisory agreement with Kelmoore refer to the sections entitled Fees and Expenses under SYNOPSIS and The Former Investment Adviser under FUND MANAGEMENT. A description of Kelmoore, Dunham and Westchester, including addresses, executives and firm ownership and other information that a shareholder may wish to know can be found under the section entitled FUND MANAGEMENT.

The Interim Management Agreement

     To ensure that the Kelmoore Funds received uninterrupted advisory services during the period between the termination of Kelmoore and the special meeting, the Funds’ Board of Trustees approved an interim advisory agreement with Dunham and an interim sub-advisory agreement with Westchester. These agreements became effective as of August 6, 2008, and will remain effective for 150 days, or until shareholders approve the Dunham and Westchester advisory and sub-advisory agreements, respectively. Rule 15a-4 under the Investment Company Act permits Dunham and Westchester to provide interim services without shareholder approval, subject to certain conditions. Ordinarily, shareholder approval must be obtained before a management agreement takes effect. However, an investment manager is permitted to serve temporarily under an interim agreement that is approved by a fund’s board of trustees but that has not received shareholder approval, if the following conditions are met:

(i)	The compensation under the interim agreement is no greater than under the previous agreement;

(ii)	The fund’s board of trustees, including a majority of the disinterested trustees, has voted to approve the interim agreement before the previous agreement is terminated;
(iii)	The fund’s board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;
(iv)	The interim agreement provides that the fund’s board of trustees or a majority of the fund’s outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment manager;
(v)	The interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4 under the
Investment Company Act, and other differences determined to be immaterial by the board of trustees, including a majority of the trustees who are not interested persons of the fund;
(vi)	The interim agreement provides, in accordance with the specific provisions of Rule 15a-
4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders;
(vii)	A majority of the trustees of the fund are disinterested trustees and those trustees select and nominate any other disinterested trustee; and
(viii)	Legal counsel for the disinterested trustees is an independent legal counsel.

     The Board of Trustees of the Kelmoore Funds approved an interim advisory agreement identical in all material respects to the previous management agreement and fees remain unchanged. Dunham will compensate Westchester out of its own resources. Dunham did not agree to cap Kelmoore Funds' expenses as the Former Adviser had. However, in the last fiscal year, the expense limitation agreement has only benefited the Kelmoore Strategy Fund, and then by only 0.02% . Dunham and Westchester will serve under their respective interim agreements for 150 days, or until a new management agreement is approved by shareholders pursuant to the Reorganization. If shareholders do not approve the new management agreement, Dunham and Westchester will be paid the lesser of the costs incurred in performing their services under the interim agreement or the total amount in the escrow account, plus interest earned.

The New Advisory Agreement & New Sub-Advisory Agreement.

     At a meeting on May 14, 2008, the Board of Trustees of the Dunham Fund considered and approved, subject to approval by the shareholders of the Fund, a proposed new advisory agreement and sub-advisory agreement for the Fund. The new agreements will become effective as to the Fund upon completion of the Reorganization. The new advisory agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with Dunham (the “Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund. The new management agreement automatically and immediately terminates in the event of an assignment (as defined in the Investment Company Act). The sub-advisory agreement is subject to similar terms but is also governed by an Order issued by the SEC. For a description of impact of the Order on the sub-advisory agreement refer to the section entitled

Dunham Fund The Investment Adviser.

     When viewed together, the Advisory Agreement and the Sub-Advisory Agreement with the Dunham Fund are substantially similar to Advisory Agreement with the Kelmoore Funds in terms of services to be provided and limitation of liability by the Funds to their adviser or sub-adviser. Dunham, as Advisor, will provide the following services to the Dunham Fund: (1) setting the Fund's overall investment objectives; (2) evaluating, selecting and recommending a Sub-Adviser to manage the Fund's assets; (3) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies, and restrictions of the Fund; and (4) implementing procedures to ensure that the Sub-Adviser complies with the Fund's investment objectives, polices and restrictions. Westchester as Sub-Adviser to the Dunham Fund will provide the following services: (1) select and execute the purchases and sales of securities for the Fund in compliance with the Fund's investment objectives and restrictions, (2) manage the Fund's cash and cash equivalents and (3) provide information to various Fund-relate parties such as the Fund's custodian and transfer agent. The previous investment advisory agreement with the Prior Advisor called for the Prior Advisor to provide similar services including: (1) research, (2) trading and (3) cash management. While the prior advisory contract did not separate duties between an adviser and sub-adviser, the total services provided are substantially similar. Additionally, both the prior advisory agreement and the Advisory Agreement and Sub-Advisory Agreement, limit the liability of the adviser or sub-adviser to a fund to losses or harm caused by willful misfeasance, bad faith, recklessness or gross negligence.

     The new Advisory Agreement and Sub-Advisory Agreement for the Fund are attached as Exhibits C and D. You should read these new advisory agreements. The descriptions in this Proxy Statement/Prospectus of the new agreements are only summaries.

Evaluation by the Board of Trustees.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     At an in person meeting of the Board of Trustees held on May 14, 2008, the Board, including the disinterested Trustees (the “Independent Trustees”), approved an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Dunham Monthly Distribution Fund. The Board deliberations included the following: the investment performance of other funds advised by the investment adviser; the nature, extent and quality of the services to be provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

     A representative from the Adviser provided the Board with information and materials related to the proposed Advisory Agreement with the Fund, including (a) the investment performance of other funds advised, a peer group of funds and appropriate indices; (b) the Adviser’s personnel and resources; (c) comparative fees and expense of a peer group of funds; (d) the procedures employed to determine the value of Fund assets; (d) disclosure regarding any litigation or pending regulatory actions to which the Adviser is a party; and (e) a certification from the Adviser regarding its Code of Ethics.

Nature, Extent and Quality of Services. The Board considered a presentation from Mr. Jeffrey Dunham, who spoke with respect to the Adviser’s management philosophy and its role as a “manager of managers,” whereby each advised fund is sub-advised by a sub-adviser selected by the Adviser. The Board also reviewed the process that the Adviser undergoes in the selection and oversight of each sub-adviser, noting that the Adviser considers both quantitative and qualitative factors in its selection process. Quantitative factors included a review of the manager’s absolute and relative performance; performance in rising markets; performance in falling markets; risk adjusted performance; and assets under management. Qualitative factors, included professional staff; investment philosophy; decision making process; research and trading capabilities; operations and systems capabilities; communication and reporting skills; organizational stability; and overall reputation in the industry. The Board also noted that each sub-adviser’s performance is primarily monitored by reviewing the quantitative factors listed above. Following this presentation the Board discussed the qualifications of the Adviser’s key personnel, the experience of Adviser managing mutual funds, its compliance infrastructure and policies. The Board then reviewed the capitalization of the Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Adviser was sufficiently well-capitalized to meet its obligations to the Funds. The Board concluded that Adviser would provide high quality services to the Funds.

Fees and Expenses. As to the costs of the services to be provided, and profits to be realized by the Adviser, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s projected advisory fees and overall expenses compared to peer groups of similarly managed funds. The Board discussed the estimated underwriting and 12b-1 fees to be paid to Adviser. The Board also reviewed an analysis of profitability provided by the Adviser. The Board concluded that the proposed advisory fees were reasonable and that the Adviser would not reap excessive profits from its relationship with the Fund.

Economies of Scale. The Board discussed the current size of the Kelmoore Funds, which will be reorganized to, in effect, form the Dunham Monthly Distribution Fund and the Adviser’s expectations for growth of the Fund. The Board concluded that any material economies of scale would not be achieved in the near term.

Performance. As to the investment performance of other advised funds, the Board reviewed the prior performance of other advised funds and noted that because of the differing investment objective of the Fund, no other funds were directly comparable. The Board concluded that the Adviser, through its sub-advisers, had provided an acceptable level of investment return to shareholders of other funds. Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Board, unanimously concluded that (a) the terms of the Advisory Agreement are fair and reasonable; is in the best interests of the Fund and its prospective shareholders; (b) that the advisory fee was for services different than those provided by the subsidiaries or any underlying fund’s adviser and not duplicative; and (c) the Advisory Agreement is in the best interests of the Fund and its prospective shareholders.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF SUB-ADVISORY AGREEMENT

     At an in person meeting of the Board of Trustees held on May 14, 2008, the Board, including the Independent Trustees, approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Sub-Adviser, the Adviser and the Dunham Monthly Distribution Fund. The Board deliberations included the following: the investment performance of an other mutual fund advised by the sub-adviser; the nature, extent and quality of the services to be provided by the sub- adviser to the Fund; the costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.

     The Sub-Adviser provided the Board with information and materials related to the proposed Sub-Advisory Agreement with the Fund, including, but not limited to, (a) the investment performance of an other fund advised, a peer group of funds and appropriate indices; (b) the Sub-Adviser’s personnel and resources; (c) comparative fees and expense of a peer group of funds.

Nature, Extent and Quality of Services. The Board considered Sub-Adviser’s competence and integrity; research capabilities; implementation and enforcement of compliance procedures and financial-reporting controls; and expected adherence to the Fund’s investment objectives, policies and restrictions. The Board also reviewed the Sub-Adviser’s methodology, research and analysis that it employs in selecting investments for the Fund. The Board considered the non-traditional nature of the Fund’s investment approach, the specialized expertise and experience of the Fund’s portfolio managers and the potential difficulty of selecting an alternative sub-adviser because of the specialized investment approach the Fund intends to employ. The Board concluded that the Sub-Adviser can fulfill all of its responsibilities in accordance with its obligations under the Sub-Advisory Agreement. The Board's deliberations were also informed by a summary of the extensive process the Adviser underwent in selecting the Sub-Adviser and an explanation of the fulcrum fee arrangement set forth in the Sub-Advisory Agreement. The Board also discussed the qualifications of the Sub-Adviser’s key personnel, its compliance infrastructure and policies. The Board then reviewed the capitalization of the Sub-Adviser based on financial statements provided by the Sub-Adviser in the Board materials and concluded that the Sub-Adviser was sufficiently well-capitalized to meet its obligations to the Fund. The Board concluded that Sub-Adviser would provide high quality services to the Fund.

Fees and Expenses. As to the costs of the services to be provided, and profits to be realized by the Sub-Adviser, the Board discussed the comparison of sub-advisory and advisory fees and total operating expense data and reviewed the Fund’s projected sub-advisory fees and overall expenses compared to peer groups of similarly managed funds. The Board also reviewed an analysis of profitability provided by the Sub-Adviser. The Board concluded that the proposed sub-advisory fees, especially in light of the alignment of interests between the Sub-Adviser and shareholders created by the performance-based fulcrum fee arrangement, were reasonable and that the Sub-Adviser would not reap excessive profits from its relationship with the Fund.

Economies of Scale. The Board discussed the current size of the Kelmoore Funds, which will be reorganized to, in effect, form the Dunham Monthly Distribution Fund and the expectations for growth of the Fund. The Board concluded that any material economies of scale would not be achieved in the near term.

Performance. As to the performance of the Sub-Adviser, the Board reviewed and discussed with the Adviser its review of the prior performance of a fund for which the Sub-Adviser serves as investment adviser. While the other fund is not directly comparable, the Board noted that it provided an example of satisfactory performance using similar investment strategies although the investment objective is dissimilar The Board concluded that the Sub-Adviser had provided an acceptable level of investment return to the shareholders of the reference fund. The Board concluded that the Sub-Adviser, was expected to provide an acceptable level of investment return to shareholders.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Board, unanimously concluded that (a) the terms of the Sub-Advisory Agreement are fair and reasonable; is in the best interests of the Fund and its prospective shareholders; (b) that the sub-advisory fee reasonable in light of its fulcrum structure; and (c) the Sub-Advisory Agreement is in the best interests of the Fund and its prospective shareholders.

     As a result of their considerations, the Board of Trustees of the Dunham Fund, including all of the independent Trustees, determined that the Advisory Agreement and Sub-Advisory Agreement are in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the Advisory Agreement and Sub-Advisory Agreement.

Affiliated Brokers

     For fiscal year ended December 31, 2007, the Funds paid the following brokerage commissions to Kelmoore: Kelmoore Strategy Fund $345,940, Kelmoore Strategy Eagle Fund $631,571, and Kelmoore Strategy Liberty Fund $158,334.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

APPROVAL OF THE PROPOSED ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT.

VOTING MATTERS

General Information

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting to be held on September 12, 2008 at 10:00 a.m. Pacific time at 10251 Vista Sorrento Parkway, San Diego, California 92121, and at any adjournments thereof. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Kelmoore Funds on or about August [_], 2008. It is expected that the solicitation of proxies will be by mail.

     The Board of Trustees of the Trust has fixed the close of business on August 8, 2008 as the record date (the “Record Date”) for determining the shareholders of each Kelmoore Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

     Each shareholder of each Kelmoore Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 33 1/3% of the outstanding shares of each Kelmoore Fund entitled to vote at the Special Meeting, present in person or by proxy, constitute a quorum, however, approval of each Reorganization requires the affirmative vote of a majority of the outstanding voting securities of each Kelmoore Fund. Approval of the Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of each Kelmoore Fund.

     If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement/Prospectus, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting.)

     If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

     Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Proxy Statement/Prospectus, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

     Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

     Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

     If shareholders of any Kelmoore Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If the shareholders of each of the three Kelmoore Funds do not approve the reorganization, the reorganization will not proceed until such time that all three Kelmoore Funds approve the reorganization. If sufficient votes in favor of any Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by Dunham & Associates Holdings, Inc.

     A shareholder of any Kelmoore Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganizations are consummated, shareholders will be free to redeem the shares of the Dunham Monthly Distribution Fund that they receive in the transaction at its then-current net asset value. Shares of any Kelmoore Fund may be redeemed at any time prior to the consummation of any Reorganization. Shareholders of the Kelmoore Funds may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to a Reorganization or exchanging such shares in a Reorganization.

     The Trust does not hold annual shareholder meetings. If the Reorganizations are not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement/Prospectus so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of the respective shares.

Expenses

     The costs of proxy solicitation; proxy printing, postage and processing; legal review by legal counsel to the Trust of the proxy statement portion of Form N-14 and the provision of a tax opinion by legal counsel, which are estimated, will be paid by Kelmoore Strategic Trust and Kelmoore Investment Company, Inc.. Kelmoore Strategic Trust will pay approximately $50,000 and Kelmoore Investment Company, Inc. will pay approximately $50,000. Other expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures, including legal and accounting fees, which are estimated to be $60,000 will be paid by Dunham & Associates Holdings, Inc.. All the reorganization expenses will be paid whether or not shareholders approve the Reorganizations. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Record Date and Outstanding Shares

     Only shareholders of record of each Kelmoore Fund at the close of business on August 8, 2008 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote the following shares of the Kelmoore Funds:

Fund	Number of Shares
Kelmoore Strategy Fund Class A	805,791.410
Kelmoore Strategy Fund Class C	831,981.062
Kelmoore Strategy Eagle Fund Class A	2,648,367.767
Kelmoore Strategy Eagle Fund Class C	2,149,984.408
Kelmoore Strategy Liberty Fund Class A	295,087.673
Kelmoore Strategy Liberty Fund Class C	255,853.280

The votes of the shareholders of the Dunham Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganizations. However, the vote required for approval of the proposal, including the treatment of abstentions and broker non-votes would be the same as for the Kelmoore Funds. At the close of business on the Record Date there were outstanding the following shares of the Dunham Monthly Distribution Fund:

Fund	Number of Shares
Dunham Monthly Distribution Fund	0

Security Ownership of Certain Beneficial Owners and Management

     As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of Kelmoore Funds. As of the Record Date, the Dunham Monthly Distribution Fund had no shares outstanding.

     As of the Record Date, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of the Kelmoore Funds. Shareholders indicated below holding greater than 25% of a Fund are "controlling persons" under the 1940 Act.

Kelmoore Strategy Fund Class A

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Record	70,407.815	8.65%
Charles Schwab & Co. Inc 101 Montgomery Street San Francisco, CA 94104	Record	41,185.26	5.06%

Kelmoore Strategy Fund Class C

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
Merrill Lynch Pierce Fenner and Smith Inc. 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	Record	64,478.65	7.71%

Kelmoore Strategy Eagle Fund Class A

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
n/a	n/a	n/a	n/a

Kelmoore Strategy Eagle Fund Class C

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
Merrill Lynch Pierce Fenner and Smith Inc. 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	Record	150,785.079	7.01%

Kelmoore Strategy Liberty Fund Class A

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
n/a	n/a	n/a	n/a

Kelmoore Strategy Liberty Fund Class C

Record or Beneficial Owner Name and Address	Status	Number of Shares	Percentage Ownership
Merrill Lynch Pierce Fenner and Smith Inc. 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	Record	33,433.722	12.68%

OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust by calling 1-877-328-9456.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, PHONE, OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Tamara B. Wendoll

Secretary

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 15th day of May, 2008, by and between Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund, Kelmoore Strategy Liberty Fund (the “Transferring Funds” and each a "Transferring Fund"), each a series of Kelmoore Strategic Trust (the “Trust”) and the Dunham Monthly Distribution Fund (the "Acquiring Fund"), a series of Dunham Funds (“Dunham”). The Kelmoore Strategic Trust is a Delaware statutory trust, with its principal place of business at 2465 East Bayshore Road, Suite 300, Palo Alto, CA 94303. Dunham is a Delaware statutory trust, with its principal place of business at 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121.

     The reorganization will consist of (i) the transfer of all of the assets net of liabilities of the Transferring Funds in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Funds; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Funds in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

     WHEREAS, the Transferring Funds and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Funds own securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Transferring Funds and the Acquiring Fund are authorized to issue their shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of each Transferring Fund and has further determined that the interests of the existing shareholders of the Transferring Funds will not be diluted as a result of the transactions contemplated herein;

     WHEREAS, the Board of Trustees of Dunham, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TRANSFERRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF TRANSFERRING FUND'S

LIABILITIES AND LIQUIDATION OF THE TRANSFERRING FUNDS

     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Transferring Fund agrees to transfer all of the Transferring Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for each Transferring Fund's assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of each Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

     Each Transferring Fund has provided the Acquiring Fund with its most recent audited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of each Transferring Fund's assets as of the date thereof. Each Transferring Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. Each Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish each Transferring Fund with a list of the securities, if any, on the Transferring Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Funds will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of portfolio securities and other investments. In the event that a Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Funds and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Funds if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require a Transferring Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Trust’s Board of Trustees on behalf of the Transferring Fund or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Transferring Fund.

     1.3 LIABILITIES TO BE ASSUMED. Each Transferring Fund will endeavor to discharge to the extent possible, all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Funds' liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) each Transferring Fund will liquidate and distribute pro rata to the Transferring Fund's shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Funds will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis, i.e., Class A shares of the Transferring Funds shall be exchanged for Class A (or similar type) shares of the Acquiring Fund, Class C shares of the Transferring Funds shall be exchanged for Class C (or similar type) shares of the Acquiring Fund. All issued and outstanding shares of the Transferring Funds will simultaneously be canceled on the books of the Transferring Funds. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined registration and proxy statement on Form N-14 (the “Registration/Proxy Statement”) which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o) .

     1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Funds shares on the books of the Transferring Funds as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Funds is and shall remain the responsibility of the Transferring Funds up to and including the Closing Date and such later date on which the Transferring Funds are terminated.

     1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Funds and the Trust promptly following the Closing Date.

ARTICLE II VALUATION

     2.1 VALUATION OF ASSETS. The value of each Transferring Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust and the Transferring Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to the Transferring Funds' aggregate net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for each Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date adjusted by differences in net asset value per share between the Transferring Fund and the Acquiring Fund. Such issuance shall be accomplished on a class equivalent basis, i.e., Class A (or similar type) shares of the Acquiring Fund shall be issued in exchange for Class A shares of each Transferring Fund, Class C (or similar type) shares of the Acquiring Fund shall be issued in exchange for Class C shares of each Transferring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by PFPC, Inc., the Transferring Funds' accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Gemini Fund Services, LLC, the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before August 29, 2008 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. Eastern time at the offices of Dunham, or at such other time and/or place as the parties may agree.

     3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Funds shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Funds is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 TRANSFER AGENT’S CERTIFICATE. The Trust shall instruct its transfer agent, PFPC, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each Transferring Fund Shareholder and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the applicable Transferring Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

     3.4 CUSTODIAN’S CERTIFICATE. The Trust shall instruct its custodian, PFPC Trust Company, to deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Funds' portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Funds. The Transferring Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by PFPC Trust Company to the custodian for the Acquiring Fund, Citibank, N.A., for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Transferring Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances, and claims whatsoever, in accordance with the custom of brokers. The Transferring Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants. The cash to be transferred by the Transferring Fund shall be transferred and delivered by the Transferring Fund as of the Closing Date for the account of the Acquiring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TRANSFERRING FUNDS. Each Transferring Fund represents and warrants to Dunham and the Acquiring Fund as follows:

     (a) The Transferring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The Transferring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

     (c) The current prospectus and Statement of Additional Information of each Transferring Fund, to the extent incorporated by reference in the Registration/Proxy Statement, conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Each Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which a Transferring Fund is a party or by which it is bound.

     (e) Each Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

     (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against each Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of business, or the ability of a Transferring Fund to carry out the transactions contemplated by this Agreement. Each Transferring Fund know of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or ability to consummate the transactions herein contemplated.

     (g) At the Closing date, all audited financial statements of each Transferring Fund at December 31, 2007 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of each Transferring Fund as of such date, and there are no known contingent liabilities of each Transferring Fund as of such date not disclosed therein.

     (h) Since December 31, 2007, there has not been any material adverse change in each Transferring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by each Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of a Transferring Fund due to declines in the value of Transferring Fund’s assets, the discharge of the Transferring Fund liabilities or the redemption of Transferring Fund shares by the Transferring Fund shareholders shall not constitute a material adverse change.

     (i) At the Closing Date, all federal and other tax returns and reports of each Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of each Transferring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, each Transferring Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification and treatment as a regulated investment company and has distributed in each such year all investment company taxable income and net capital gains as defined in the Code and before the

Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income for the period ending on the Closing Date. Each Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current fiscal year.

     (k) All issued and outstanding shares of each Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by each Transferring Fund. All of the issued and outstanding shares of each Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. Each Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of each Transferring Fund's shares, nor is there outstanding any security convertible into any of each of the Transferring Fund's shares.

     (l) At the Closing Date, each Transferring Fund or its nominee will have good and marketable title to each Transferring Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

     (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of each Transferring Fund and, subject to approval by each Transferring Fund's shareholders, this Agreement constitutes a valid and binding obligation of each Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The information furnished by each Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) The Registration/Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to each Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Trust and each Transferring Fund as follows:

     (a) The Acquiring Fund is a separate investment series of Dunham, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The Acquiring Fund is a separate investment series of Dunham, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

     (c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of Dunham's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) Except as otherwise disclosed in writing to each Transferring Fund and accepted by each Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Dunham or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Dunham knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

     (g) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all investment company taxable income and net capital gains.

     (h) The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of Dunham, and this Agreement constitutes a valid and binding obligation of Dunham enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

     (j) The Acquiring Fund Shares to be issued and delivered to each Transferring Fund, for the account of each Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

     (k) The information furnished by Dunham for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

     (l) The Acquiring Fund has provided each Transferring Fund with information reasonably necessary for the preparation of a Registration/Proxy Statement in compliance with the 1933 and1934 Acts in connection with the meeting of the shareholders of each Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Registration/Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     (n) Dunham has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of Dunham. The post-effective amendment will be effective on or before the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUNDS

     5.1 OPERATION IN ORDINARY COURSE. The Transferring Funds will operate their business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include shareholder purchases and the distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

     5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Transferring Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Transferring Funds covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Transferring Funds will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Funds shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, Dunham and the Transferring Funds will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUNDS

     The obligations of the Transferring Funds to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of Dunham contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Funds a certificate executed in its name by Dunham’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Funds and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Funds shall reasonably request. The Transferring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein.

     6.2 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion from Thompson Hine LLP, counsel to Dunham and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Funds, covering the following points:

     (a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

     (b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed, and delivered by Dunham on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Funds, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

     (d) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Funds on behalf of the Transferring Funds' Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

     (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Dunham's Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which

Dunham is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Dunham or the Acquiring Fund is a party or by which it is bound.

     (f) Only in so far as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

     (g) In the ordinary course of such counsel’s representation of Dunham, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.

     (h) In the ordinary course of such counsel’s representation of Dunham, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Dunham or any of its properties or assets and Dunham is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

     (i) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by Dunham and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

     6.3 The post-effective amendment on Form N-1A filed by Dunham with the Commission to register the Acquiring Fund as a series of Dunham is effective and no stop order has been issued by the Commission.

     6.4 Subject to paragraph 6.3, as of the Closing Date with respect to the Reorganization of the Transferring Funds, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Funds of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Transferring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Funds shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Transferring Fund approving this Agreement and the transactions contemplated herein.

     7.2 The Transferring Funds shall have delivered to the Acquiring Fund a statement of the Transferring Funds' assets and liabilities, together with a list of the Transferring Funds' portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

     7.3 With respect to the Transferring Funds, Dunham shall have received on the Closing Date an opinion of Dechert LLP, counsel to the Trust and the Transferring Funds, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

     (a) The Transferring Funds are each an investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

     (b) The Transferring Funds are each a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

     (c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Transferring Funds and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Funds, is a valid and binding obligation of the Transferring Funds enforceable against the Transferring Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

     (d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Funds' registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Funds are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Funds has any statutory preemptive rights in respect thereof.

     (e) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

     (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Agreement and Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Funds are a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Trust or the Transferring Funds are a party or by which it or they are bound.

     (g) Only insofar as they relate to the Transferring Funds, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

     (h) In the ordinary course of such counsel’s representation of the Transferring Funds and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Transferring Funds existing on or before the effective date of the Proxy Statement or the Closing Date, required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.

     (i) In the ordinary course of such counsel’s representation of the Trust and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or any of its respective properties or assets and the Trust is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

     (j) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Trust and the Transferring Funds of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

     Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein.

     7.4 Dunham shall have received from the Trust a paid receipt for liability coverage, for the period beginning at the Closing Date and ending not less than five years thereafter, with coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of the Trust, covering the actions of such Trustees and officers of the Trust for the period they served as such.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUNDS TO CLOSE

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Funds or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Funds in accordance with the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Funds may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Funds, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for Dunham, including the post effective amendment to register the Acquiring Fund as a series of Dunham, shall be effective.

     8.5 The Transferring Funds shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Funds' Shareholders all of the Transferring Funds' investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable legal opinion from Dechert LLP addressed to Dunham and the Trust and their respective Trustees, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of all of the Transferring Funds' assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Funds followed by the distribution of the Acquiring Fund Shares to the Transferring Funds' Shareholders in dissolution and liquidation of the Transferring Funds will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Transferring Funds will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Funds solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Funds.

     (c) No gain or loss will be recognized by the Transferring Funds upon the transfer of the Transferring Funds' assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Funds or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Transferring Fund Shareholders in exchange for their shares of the Transferring Funds.

     (d) No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for the Acquiring Fund Shares in liquidation of the Transferring Fund.

     (e) The aggregate tax basis for the Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Funds shares held by such Shareholder immediately prior to the Closing. The holding period of the Acquiring Fund Shares received by each Transferring Fund Shareholder will include the period during which the Transferring Funds shares exchanged therefore were held by such Shareholder (provided the Transferring Funds shares were held as capital assets on the date of the Closing).

     (f) The tax basis of each Transferring Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Closing, and the holding period of the assets of each Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

     Such opinion shall contain such assumptions and limitations as shall be in the opinion of Dechert LLP appropriate to render the opinions expressed therein. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and Dunham Funds. Notwithstanding anything herein to the contrary, only the Acquiring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX EXPENSES

     9.1 The Transferring Funds, the Acquiring Fund and the shareholders of the Transferring Funds and the Acquiring Fund will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Transferring Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Funds. In addition, either the Acquiring Fund or the Transferring Funds may at its option terminate this Agreement at or prior to the Closing Date because:

     (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

     (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

     (c) a determination by the Trust’s or Dunham’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interests of the Transferring Funds or the Acquiring Fund.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or Dunham, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Funds' Shareholders under this Agreement to the detriment of such Transferring Funds' Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     13.5 With respect to the Trust and Dunham, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust filed in Delaware respectively, which are hereby referred to and are also on file at the principal offices of each respective trust. The obligations of each trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective trust personally, but bind only the trust property, and all persons dealing with the Transferring Funds and the Acquiring Fund must look solely to the trust property belonging to the Transferring Funds and the Acquiring Fund for the enforcement of any claims against the Transferring Funds and the Acquiring Fund, respectively.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

DUNHAM FUNDS ON BEHALF OF DUNHAM
MONTHLY DISTRIBUTION FUND

By:/s/ Jeffrey A. Dunham

Name: Jeffrey A. Dunham

Title: President

KELMOORE STRATEGIC TRUST ON
BEHALF OF KELMOORE STRATEGY FUND,
KELMOORE STRATEGY EAGLE FUND AND
KELMOORE STRATEGY LIBERTY FUND

By: /s/ Ralph M. Kelmon, Jr.

Name: Ralph M. Kelmon, Jr.

Title: Chief Executive Officer, Treasurer

EXHIBIT B FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the Class C and Class A shares of each Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2007 was audited by KPMG LLP. The information for the four prior fiscal periods has been audited by PricewaterhouseCoopers LLP. The Funds’ 2007 financial statements are included in the Annual Report, which is available upon request.

     The Funds effected a 1-for-10 reverse stock split on February 18, 2005. The purpose of the reverse split was to increase the net asset value of each Fund and thus allow the Funds to be margined within a brokerage account, and to improve the accuracy by which transactions are processed by reducing the amount of rounding error inherent in the share price and calculation thereof. The per share data has been retroactively restated to reflect the split.

     Each Fund’s fiscal year-end changed from February 28 to December 31, effective December 31, 2005.

Kelmoore Strategy® Fund – Class C

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			Ten Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	February 28,	February 29,	February 28,
	2007	2006	2005*	2005	2004	2003

Net asset value, beginning of period	$28.19	$30.30	$32.01	$38.90	$34.30	$48.30
Income/(loss) from investment
operations:
Net investment income/(loss)	(0.39)	(0.49)	(0.23)	0.14	(0.40)	(0.70)
Net realized and unrealized gain/(loss)
on investments	0.35	2.36	1.45	(2.70)	9.20	(9.80)
Payment from affiliate	---	0.15**	---	---	---	---
Total from investment operations	(0.04)	2.02	1.22	(2.56)	8.80	(10.50)

Less distributions from:
Net investment income	---	---	---	(0.13)	---	---
Realized capital gains	(3.62)	---	(2.93)	---	(4.20)	(0.10)
Tax return of capital	---	(4.13)	---	(4.20)	---	(3.40)
Total distributions	(3.62)	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)

Net asset value, end of period	$24.53	$28.19	$30.30	$32.01	$38.90	$34.30

Total return	(0.46)%	7.18%**	4.09%[1]	(6.82)%	26.88%	(22.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$34,568	$52,795	$66,809	$89,996	$114,552	$85,166

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	3.00%	2.98%	2.88%[2]	2.66%	2.75%	2.74%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	2.89%	2.91%	2.75%[2]	2.66%	2.75%	2.74%
Ratio of net investment income/(loss) to
average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	(1.37)%	(1.57)%	(0.95)%[2]	0.38%	(1.21)%	(1.74)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	(1.26)%	(1.50)%	(0.82)%[2]	0.38%	(1.21)%	(1.74)%
Portfolio turnover rate	192.50%	304.10%	224.62%[1]	104.28%	153.30%	111.73%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been 6.53%.
[1]	Not annualized.
[2]	Annualized.

Kelmoore Strategy® Fund – Class A

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			TenMonths
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	February 28,	February 29,	February 28,
	2007	2006	2005*	2005	2004	2003

Net asset value, beginning of period	$30.84	$32.54	$33.94	$40.70	$ 35.50	$49.40
Income/(loss) from investment
operations:
Net investment income/(loss)	(0.18)	(0.27)	(0.02)	0.45	(0.20)	(0.40)
Net realized and unrealized gain/(loss)
on investments	0.35	2.52	1.55	(2.88)	9.60	(10.00)
Payment from affiliate	---	0.18**	---	---	---	---
Total from investment operations	0.17	2.43	1.53	(2.43)	9.40	(10.40)

Less distributions from:
Net investment income		---	---	(0.41)	---	---
Realized capital gains	(3.62)	---	(2.93)	---	(4.20)	(0.10)
Tax return of capital		(4.13)	---	(3.92)	---	(3.40)
Total distributions	(3.62)	(4.13)	(2.93)	(4.33)	(4.20)	(3.50)

Net asset value, end of period	$27.39	$30.84	$32.54	$33.94	$40.70	$35.50

Total return+	0.31%	8.01%**	4.80%[1]	(6.16)%	27.70%	(21.31)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$33,453	$53,757	$78,885	$102,021	$116,842	$68,336

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	2.25%	2.23%	2.13%[2]	1.91%	2.00%	1.99%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	2.14%	2.16%	2.00%[2]	1.91%	2.00%	1.99%
Ratio of net investment income/(loss) to
average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	(0.61)%	(0.80)%	(0.20)%[2]	1.13%	(0.46)%	(0.99)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee
waivers	(0.50)%	(0.73)%	(0.07)%[2]	1.13%	(0.46)%	(0.99)%
Portfolio turnover rate	192.50%	304.10%	224.62%[1]	104.28%	153.30%	111.73%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been 7.27%.
+	Total Return calculation does not reflect sales load.
[1]	Not annualized.
[2]	Annualized.

Kelmoore Strategy® Eagle Fund – Class C

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			Ten Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December	December	December 31,	February 28,	February 29,	February 28,
	31, 2007	31, 2006	2005*	2005	2004	2003

Net asset value, beginning of period	$9.67	$12.16	$13.53	$17.60	$15.20	$24.30
Income/(loss) from investment operations:
Net investment loss	(0.21)	(0.29)	(0.24)	(0.17)	(0.30)	(0.50)
Net realized and unrealized gain/(loss)
on investments	(0.28)	(0.10)	0.32	(0.26)	5.90	(5.70)
Payment from affiliate	---	0.04**	---	---	---	---
Total from investment operations	(0.49)	(0.35)	0.08	(0.43)	5.60	(6.20)

Less distributions from:
Realized capital gains	(1.98)	---	(1.06)	(0.09)	(3.20)	(0.10)
Tax return of capital	---	(2.14)	(0.39)	(3.55)	---	(2.80)
Total distributions	(1.98)	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)

Net asset value, end of period	$7.20	$9.67	$12.16	$13.53	$17.60	$15.20

Total return	(6.35)%	(3.00)%**	0.82%[1]	(2.08)%	40.39%	(26.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$39,420	$59,744	$92,341	$109,197	$75,201	$28,414

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.93%	2.87%	2.76%[2]	2.61%	3.00%	3.12%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.86%	2.81%	2.76%[2]	2.59%	3.00%	3.00%
Ratio of net investment loss to average net
assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(2.34)%	(2.45)%	(2.20)%[2]	(1.52)%	(2.46)%	(2.71)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(2.27)%	(2.38)%	(2.20)%[2]	(1.50)%	(2.46)%	(2.58)%
Portfolio turnover rate	191.35%	199.65%	139.09%[1]	29.90%	152.84%	87.97%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been (3.50)%.
[1]	Not annualized.
[2]	Annualized.

Kelmoore Strategy® Eagle Fund – Class A

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			Ten Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	February 28,	February 29,	February 28,
	2007	2006	2005*	2005	2004	2003

Net asset value, beginning of period	$10.58	$13.02	$14.27	$18.30	$15.50	$24.70
Income/(loss) from investment operations:
Net investment loss	(0.17)	(0.23)	(0.17)	(0.08)	(0.20)	(0.30)
Net realized and unrealized gain/(loss)
on investments	(0.31)	(0.12)	0.37	(0.31)	6.20	(6.00)
Payment from affiliate	---	0.05**	---	---	---	---
Total from investment operations	(0.48)	(0.30)	0.20	(0.39)	6.00	(6.30)

Less distributions from:
Realized capital gains	(1.98)	---	(1.06)	(0.09)	(3.20)	(0.10)
Tax return of capital	---	(2.14)	(0.39)	(3.55)	---	(2.80)
Total distributions	(1.98)	(2.14)	(1.45)	(3.64)	(3.20)	(2.90)

Net asset value, end of period	$8.12	$10.58	$13.02	$14.27	$18.30	$15.50

Total return+	(5.66)%	(2.36)%**	1.67%[1]	(1.71)%	42.38%	(26.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$46,840	$84,261	$136,899	$163,621	$91,612	$24,235

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.18%	2.12%	2.00%[2]	1.86%	2.25%	2.37%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.11%	2.06%	2.00%[2]	1.84%	2.25%	2.25%
Ratio of net investment loss to average net
assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(1.59)%	(1.70)%	(1.45)% [2]	(0.77)%	(1.71)%	(1.96)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(1.52)%	(1.63)%	(1.45)% [2]	(0.75)%	(1.71)%	(1.83)%
Portfolio turnover rate	191.35%	199.65%	139.09%[1]	29.90%	152.84%	87.97%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been (2.82)%.
+	Total return calculation does not reflect sales load.
[1]	Not annualized.
[2]	Annualized.

Kelmoore Strategy® Liberty Fund – Class C

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			Ten Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	February 28,	February 29,	February 28,
	2007	2006	2005*	2005	2004	2003

Net asset value, beginning of period	$48.12	$49.55	$53.70	$60.30	$53.10	$75.00
Income/(loss) from investment
operations:
Net investment loss	(0.55)	(0.64)	(0.46)	(0.30)	(0.70)	(1.10)
Net realized and unrealized gain/(loss)
on investments	1.06	4.84	(0.04)	(0.05)	13.20	(15.20)
Payment from affiliate	---	0.07**	---	---	---	---
Total from investment operations	0.51	4.27	(0.50)	(0.35)	12.50	(16.30)

Less distributions from:
Realized capital gains	(5.13)	---	(2.86)	(3.20)	(5.30)	(3.90)
Tax return of capital	---	(5.70)	(0.79)	(3.05)	---	(1.70)
Total distributions	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)

Net asset value, end of period	$43.50	$48.12	$49.55	$53.70	$60.30	$53.10

Total return	0.98%	9.13%**	(0.91)%[1]	(0.40)%	24.21%	(22.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$15,161	$18,601	$23,250	$28,745	$21,832	$11,509

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	3.11%	3.09%	3.00%[2]	3.04%	3.11%	3.30%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	3.00%	2.96%	3.00%[2]	3.00%	3.00%	3.00%
Ratio of net investment loss to average
net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(1.20)%	(1.34)%	(0.97)%[2]	(0.65)%	(1.67)%	(2.13)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(1.09)%	(1.20)%	(0.97)%[2]	(0.61)%	(1.56)%	(1.83)%
Portfolio turnover rate	212.79%	195.75%	104.70%[1]	98.74%	193.32%	111.37%

*	The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been 8.74%.
[1]	Not annualized
[2]	Annualized.

Kelmoore Strategy® Liberty Fund – Class A

     The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

			Ten Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	February 28,	February 29,	February 28,
	2007	2006	2005*	2005	2004	2003

Net asset value, beginning of period	$51.01	$51.84	$55.67	$61.80	$53.90	$75.60
Income/(loss) from investment
operations:
Net investment income/(loss)	(0.18)	(0.27)	(0.11)	0.07	(0.30)	(0.60)
Net realized and unrealized gain/(loss)
on investments	1.08	5.07	(0.07)	0.05	13.50	(15.50)
Payment from affiliate	---	0.07**	---	---	---	---
Total from investment operations	0.90	4.87	(0.18)	0.12	13.20	(16.10)

Less distributions from:
Realized capital gains	(5.13)	---	(2.86)	(3.20)	(5.30)	(3.90)
Tax return of capital	---	(5.70)	(0.79)	(3.05)	---	(1.70)
Total distributions	(5.13)	(5.70)	(3.65)	(6.25)	(5.30)	(5.60)

Net asset value, end of period	$46.78	$51.01	$51.84	$55.67	$61.80	$53.90

Total return+	1.72%	9.92%**	(0.28)% [1]	0.41%	25.19%	(21.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$18,223	$24,795	$33,381	$41,444	$29,477	$12,546

Ratio of expenses to average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.36%	2.34%	2.25%[2]	2.29%	2.36%	2.55%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	2.25%	2.21%	2.25%[2]	2.25%	2.25%	2.25%
Ratio of net investment income to
average net assets:
Before fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(0.44)%	(0.59)%	(0.21)% [2]	0.10%	(0.92)%	(1.38)%
After fee waivers, expense
reimbursements and including
recoupment of prior year fee waivers	(0.33)%	(0.46)%	(0.21)% [2]	0.14%	(0.81)%	(1.08)%
Portfolio turnover rate	212.79%	195.75%	104.70%[1]	98.74%	193.32%	111.37%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
** Amount was calculated based on the average shares outstanding during the period. The payment from affiliate represents a reimbursement by the Adviser of brokerage commissions earned by the Adviser but improperly disclosed to Fund shareholders. If this payment had not been made the total return would have been 9.53%.
+ Total return calculation does not reflect sales load.
[1] Not Annualized.
[2] Annualized.

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EXHIBIT C THE DUNHAM FUNDS SUB-ADVISORY AGREEMENT

AGREEMENT dated May 8, 2008, and effective May 14, 2008, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and WESTCHESTER CAPITAL MANAGEMENT, INC., a New York corporation (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated May 14, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

     1. Appointment as Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2. Duties of Sub-Adviser.

     (a) Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Adviser and the Board, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.

     (b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has actual receipt of such prior notice from the Trust or Adviser at least five business days in advance of the effectiveness of such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

     (c) Voting of Proxies. The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

     (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

     (e) Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Trust’s principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In addition to the above stated considerations, the Sub-Adviser will direct brokerage commissions to brokers or dealers to finance the distribution of Trust shares only to the extent permitted by applicable law and regulation.

     (f) Securities Transactions. In no instance, however, will any Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

     (g) Books and Records. The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

     (h) Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

     (i) Custody Arrangements. The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

     (j) Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

     3. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     5. Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

     6. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

     (a) The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

     (b) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of New York, with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

     (d) The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

     7. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

     (a) The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

     (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

     (d) The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     (e) The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

     (f) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

     (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

     8. Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser’s name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, promotional or sales literature and other written materials prepared for distribution to shareholders of the Fund(s) or the public. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10. Liability and Indemnification.

     (a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.

     (b) Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the any one of their breach of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

11. Duration and Termination.

     (a) Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     (b) Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. As Sub-Adviser anticipates a change in control during the term of this agreement, Adviser hereby assures Sub-Adviser that a shareholder vote due to such change of control will likely be unnecessary pursuant to relief granted by an exemptive order from the SEC that permits the Adviser, with Board approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

     12. Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

     13. Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

     14. Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1 -248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

     15. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)	If to the Adviser:

Jeffrey A. Dunham, President & CEO

Dunham & Associates Investment Counsel, Inc.

	P.	O. Box 910309

San Diego, CA 92191 Phone: (858) 964-0500

(b)	If to the Trust:

Denise S. Iverson, Treasurer Dunham Funds

	P.	O. Box 910309

San Diego, CA 92191 Phone: (858) 964-0500

(c)	If to the Sub-Adviser:

Roy Behren, CCO and Portfolio Manager Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595 Phone: (914) 741-5600

     16. Governing Law. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By:	/s/ Jeffrey A. Dunham
Name:	Jeffrey A. Dunham
Title:	President

TRUST DUNHAM FUNDS

By:	/s/ Denise S. Iverson
Name:	Denise S. Iverson
Title:	Treasurer
Date:

SUB-ADVISER WESTCHESTER CAPITAL MANAGEMENT, INC.

By:	/s/ Roy Behren
Name:	Roy Behren
Title:	CCO and Portfolio Manager

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.; DUNHAM FUNDS; AND

     WESTCHESTER CAPITAL MANAGEMENT, INC. Effective on or about May 14, 2008 (effective date of the Fund)

DUNHAM MONTHLY DISTRIBUTION FUND Class C Ticker: DC___ DUNHAM MONTHLY DISTRIBUTION FUND Class N

Ticker: DN___

DUNHAM MONTHLY DISTRIBUTION FUND Class A Ticker: DA___

FEE SCHEDULE / COMPENSATION

The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.

Base Fee	50 Basis Points (0.50%) annually
(one basis point “bp” equals one hundredth of one percent)

Performance Fee

The performance fee rate will vary by up to +/-50 bps (0.50%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the CBOE S&P 500 BuyWrite Index (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 2.5 bps (0.025%) of outperformance/underperformance of the Index; i.e., the performance fee rate will increase/decrease by approximately 40% of the difference in performance. There will be no adjustment to the Base Fee if the Fund performs within the “null zone,” defined as +/-15 bps (0.15%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for the first year of the Agreement:

During the first twelve months of the Agreement, the Fund will accrue daily both the Base Fee and the Performance Fee. The Base Fee will be calculated at the annual rate disclosed above based on the average daily net assets of the Fund. The performance fee rate will be calculated based on the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement through the date of calculation. The performance fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee. During the first year, the Sub-Adviser will be paid out monthly only to the extent that the Base Fee less the maximum performance fee rate is greater than 0.00% (the “Minimum Fee”). At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year.

Calculation method beginning with the thirteenth month of the Agreement:

Base Fee

Performance Fee

Fulcrum Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s average daily net assets for the most recent month.

The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period. The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated as of the most recent month end to the Fund’s average daily net assets during the trailing 12-month period. The Performance Fee will be accrued daily.

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 30 days. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00% . Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The Fee Table below illustrates how the performance fee rate is calculated:

	Cumulative Twelve Month	Performance Fee
	Return Versus Index	Rate

1.25% or more greater than index		0.50%
1.20%	greater than index	0.48%
1.15%	greater than index	0.46%
1.10%	greater than index	0.44%
1.05%	greater than index	0.42%
1.00%	greater than index	0.40%
0.95%	greater than index	0.38%
0.90%	greater than index	0.36%
0.85%	greater than index	0.34%
0.80%	greater than index	0.32%
0.75%	greater than index	0.30%
0.70%	greater than index	0.28%
0.65%	greater than index	0.26%
0.60%	greater than index	0.24%
0.55%	greater than index	0.22%
0.50%	greater than index	0.20%
0.45%	greater than index	0.18%
0.40%	greater than index	0.16%
0.35%	greater than index	0.14%
0.30%	greater than index	0.12%
0.25%	greater than index	0.10%
0.20%	greater than index	0.08%
0.16%	greater than index	0.06%
0.15% greater than index		0.00%
	Even with Index	0.00%
0.15% less than index		0.00%
0.16%	less than index	-0.06%
0.20%	less than index	-0.08%
0.25%	less than index	-0.10%
0.30%	less than index	-0.12%
0.35%	less than index	-0.14%
0.40%	less than index	-0.16%
0.45%	less than index	-0.18%
0.50%	less than index	-0.20%
0.55%	less than index	-0.22%
0.60%	less than index	-0.24%
0.65%	less than index	-0.26%
0.70%	less than index	-0.28%
0.75%	less than index	-0.30%
0.80%	less than index	-0.32%
0.85%	less than index	-0.34%
0.90%	less than index	-0.36%
0.95%	less than index	-0.38%
1.00%	less than index	-0.40%
1.05%	less than index	-0.42%
1.10%	less than index	-0.44%
1.15%	less than index	-0.46%
1.20%	less than index	-0.48%
1.25% or more less than index		-0.50%

EXHIBIT B

WESTCHESTER CAPITAL MANAGEMENT, INC.

FORM ADV

(This page has been left blank intentionally.)

EXHIBIT D

     INVESTMENTADVISORYAGREEMENT between DUNHAMFUNDS and DUNHAM&ASSOCIATESINVESTMENTCOUNSEL,INC.

     AGREEMENTmadethis15th dayofJanuary,2008,byandbetweenDUNHAM FUNDS,aDelawarebusinesstrust(the"Trust"),onbehalfofeachofitsserieslistedon ScheduleAhereto,andDUNHAM&ASSOCIATESINVESTMENTCOUNSEL,INC.,a corporationorganizedunderthelawsoftheStateofCalifornia(the"Adviser").

     WHEREAS,theTrustisanopen-endmanagementinvestmentcompanyregistered undertheInvestmentCompanyActof1940,asamended(the"1940Act").TheTrustis authorizedtocreateandcurrentlyconsistsofseveralseparateseriesshares,each havingitsowninvestmentobjectivesandpolicies;and

     WHEREAS,theAdviserisaregisteredinvestmentadviserundertheInvestment AdvisersActof1940,asamendedandengagesinthebusinessofprovidinginvestment managementservices;and

     WHEREAS,theTrustdesirestoretaintheAdvisertorenderinvestment managementserviceswithrespecttotheserieslistedonScheduleA,asmaybe amendedfromtimetotime,attachedheretoandmadeapartofthisAgreement(eacha "Fund"andcollectivelythe "Funds"),andtheAdviseriswillingtorendersuchservices onthefollowingtermsandconditions.

     NOW,THEREFORE,inconsiderationofmutualcovenantsrecitedbelow,theparties agreeasfollows:

1.	DUTIES OF THE TRUST.

(a) The Trust, except as otherwise provided in this Agreement, is responsible for conductingitsownbusinessandaffairsandforallnecessaryandincidentalexpenses andsalariesincluding,butnotlimitedto,thecostsincurredin:themaintenanceofits corporateexistence;themaintenanceofitsownbooks,recordsandprocedures; dealingwithitsownshareholders;thepaymentofdividends;transferofstock,including issuance,redemptionandrepurchaseofshares;preparationofsharecertificates; preparationandfilingofsuch formsasmaybe required bythe various jurisdictions inwhichtheTrust's sharesmaybesold; preparation, printing andmailingofreports andnoticestoshareholders;callingandholdingofshareholders'meetings; miscellaneousofficeexpenses;brokeragecommissions;custodianfees;legaland accountingfees;taxes,andstateandfederalregistrationfees.

     (b)Intheconductoftherespectivebusinessesofthepartiesandintheperformance ofthisAgreement,theTrustandtheAdvisermaysharefacilitiescommontoeach,with appropriateprorationofexpensesbetweenthem.

     (c)TotheextenttheAdviserincursanycostsbyassumingexpensesthatarean obligationoftheTrustassetforthherein,theTrustshallpromptlyreimbursetheAdviser forsuchcostsandexpenses,excepttotheextenttheAdviserhasotherwiseagreedto bearsuchexpenses.TotheextenttheservicesforwhichtheTrustisobligatedtopay areperformedbytheAdviser,theAdvisershallbeentitledtorecoverfromtheTrustto theextentoftheAdviser'sactualcostsforprovidingsuchservices.

2.	DUTIES OF THE ADVISER.

(a) The Trust employs the Adviser generally to manage the investment and

reinvestmentoftheassetsoftheFunds. Insodoing,theAdvisermayhireoneormore sub-advisersforeachFundtocarryouttheinvestmentprogramoftheFund(s)(subject totheapprovaloftheTrust'sBoardofTrusteesand,exceptasotherwisepermitted

underthetermsofanyexemptivereliefobtainedbytheAdviserfromtheU.S.Securities andExchangeCommission,orbyruleorregulation,amajorityoftheoutstandingvoting securitiesofanyaffectedFund(s). TotheextentthattheAdviserdoeshireanysub-adviser,itwillthereaftercontinuouslyreview,superviseand(whereappropriate) administertheinvestmentprogramoftheFund(s).

     (b)TheAdviserwillprovide,ordirectanysub-advisertoprovidetotheAdministrator andtheTrustrecordsconcerningtheAdviser'sandsub-adviser(s)'activitieswhichthe Trustisrequiredtomaintain,andtorenderregularreportstotheAdministratorandto theTrust'sofficersandTrusteesconcerningtheAdviser'sandsub-adviser(s)' performanceoftheforegoingresponsibilities.Theretentionofasub-adviserbythe AdvisershallnotrelievetheAdviserofitsresponsibilitiesunderthisAgreement.

     (c)TheAdvisershalldischargetheforegoingresponsibilitiessubjecttothecontrolof theBoardofTrusteesoftheTrustandincompliancewithsuchpoliciesastheTrustees mayfromtimetotimeestablish,andincompliancewiththeobjectives,policies,and limitationsforeachsuchFundsetforthintheTrust'sprospectusandstatementof additionalinformation,asamendedfromtimetotime(referredtocollectivelyasthe "Prospectus"),andapplicablelawsandregulations.TheTrustwillfurnishtheAdviser fromtimetotimewithcopiesofallamendmentsorsupplementstotheProspectus,if any.

     (d)TheAdviseracceptssuchemploymentandagrees,atitsownexpense,torender theservicesandtoprovidetheofficespace,furnishingsandequipmentandthe personnel requiredbyittoperformtheservicesonthetermsandforthecompensation providedherein. TheAdviserwillnot,however,payforthecostofsecurities, commodities,andotherinvestments (includingbrokeragecommissionsandother transactioncharges,ifany)purchasedorsoldfortheTrust.

3.	DELIVERY OF DOCUMENTS.

(a) The Trust has furnished Adviser with copies properly certified or authenticated of eachofthefollowingandwillfurnishanyamendmentsandrestatementsastheyare effected:

     (i)TheTrust'sAgreementandDeclarationofTrust,asfiledwiththeSecretaryof StateofDelaware(suchAgreementandDeclarationofTrust, as presentlyineffect andasitshallfromtimetotimebeamended,ishereincalledthe"DeclarationofTrust");

     (ii)By-LawsoftheTrust(suchBy-Laws,asineffectonthedateofthisAgreement andasamendedfromtimetotime,arehereincalledthe"By-Laws");

(iii)ProspectusesoftheFunds.

     (b)TheAdviserhasfurnishedtotheTrust,acopyofitsFormADVasfiledwiththe U.S.SecuritiesandExchangeCommission,andwillfurnishanyamendmenttheretoas itmaybeeffected.

4.	OTHER COVENANTS. The Adviser agrees that it:

(a) will comply with all applicable Rules and Regulations of the U.S. Securities and

ExchangeCommissionandwillinadditionconductitsactivitiesunderthisAgreementin accordancewithotherapplicablelaw;

     (b)willplaceorwilldirectthe sub-adviserstoplaceorderspursuanttoits/their investment determinations fortheFund(s)either directlywiththeissuerorwithany brokerordealer. Inexecutingportfoliotransactionsandselectingbrokersordealers, theAdviserwill,orwilldirectthesub-adviserstouseits/theirbesteffortstoseekon behalfofaFundthebestoveralltermsavailable. Inassessingthebestoverallterms availableforanytransaction,theAdviser (oranysub-adviser)shallconsiderallfactors thatitdeemsrelevant,includingthebreadthofthemarketinthesecurity,thepriceof thesecurity,thefinancialconditionandexecutioncapabilityofthebrokerordealer,and thereasonablenessofthecommission,ifany,bothforthespecifictransactionandona continuingbasis.Inevaluatingthebestoveralltermsavailable,andinselectingthe broker-dealertoexecuteaparticulartransactiontheAdviser(oranysub-adviser)may alsoconsiderthebrokerageandresearchservices(asthosetermsaredefinedin Section28(e)oftheSecuritiesExchangeActof1934)providedtoaFundand/orother accountsoverwhichtheAdviseroranaffiliateoftheAdvisermayexerciseinvestment discretion. TheAdviser(oranysub-adviser)isauthorized,subjecttothepriorapproval oftheTrust'sBoardofTrustees,topaytoabrokerordealerwhoprovidessuch brokerageandresearchservicesacommissionforexecutingaportfoliotransactionfor anyoftheFundsthatisinexcessoftheamountofcommissionanotherbrokerordealer wouldhavechargedforeffectingthattransactionif,butonlyif,theAdviser(oranysub-adviser)determinesingoodfaiththatsuchcommissionwasreasonableinrelationto thevalueofthebrokerageandresearchservices provided bysuch broker or dealer -- viewed in terms ofthatparticular transactionortermsoftheoverall responsibilitiesoftheAdvisertoaFund. Inaddition,theAdviser(oranysub-adviser)is authorizedtoallocatepurchaseandsaleordersforportfoliosecuritiestobrokersor dealers(includingbrokersanddealersthatareaffiliatedwiththeAdviserortheTrust's principalunderwriter)totakeintoaccountthesaleofsharesoftheTrustiftheAdviser believesthatthequalityofthetransactionandthecommissionarecomparabletowhat theywouldbewithotherqualifiedfirms.Innoinstance,however,willanyFund's securitiesbepurchasedfromorsoldtotheAdviser,anysub-adviserengagedwith respecttothatFund,theTrust'sprincipalunderwriter,oranyaffiliatedpersonofeither theTrust,theAdviser,andsub-adviserortheprincipalunderwriter,actingasprincipalin thetransaction,excepttotheextentpermittedbytheU.S. SecuritiesandExchange Commissionandthe1940Act.TheAdviser(andanysub-adviser)isalsoauthorizedto enterintobrokerage/servicearrangementswithbroker-dealerswherebycertainbroker-dealersagreetopayalloraportionofaFund'scustodian,administrative,transfer agency,and/orotherfeesinexchangeforsuchFunddirectingcertainminimum

brokerageamountstosuchbroker-dealer,if,andonlyif,theAdviser(oranysub-adviser)determinesingoodfaiththatsucharrangementwasreasonable-viewedin termsofthatparticulartransactionortermsoftheoverallresponsibilitiesoftheAdviser (orsub-adviser)toaFund.

5.	COMPENSATION OF THE ADVISER.

(a) For the services to be rendered by the Adviser as provided in Sections 1 and 2 of

thisAgreement,theTrustshallpaytotheAdvisercompensationattherate(s)specified inScheduleA,asmaybeamendedfromtimetotime,attachedheretoandmadeapart ofthisAgreement. SuchcompensationshallbepaidtotheAdviserattheendofeach monthandcalculatedbyapplyingadailyratetotheassetsofeachoftheFunds,based ontheannualpercentageratesasspecifiedintheattachedScheduleA.Thefeeshall bebasedontheaveragedailynetassetsforthemonthinvolved.

     (b)Anyadvisoryfeeswhichmaybechargedbysub-advisershiredbytheAdviser andaFundoftheTrust,arethesoleobligationof thatFund.

     (c)IfthisAgreementisterminatedpriortotheendofanycalendarmonth,the managementfeeshallbeproratedfortheportionofanymonthinwhichthisAgreement isineffectaccordingtotheproportionwhichthenumberofcalendardays,duringwhich theAgreementisineffect,bearstothenumberofcalendardaysinthemonth,andshall bepayablewithin10daysafterthedateoftermination.

     (d)TheAdvisermayvoluntarilyorcontractuallyagreetoreduceanyportionofthe compensationorreimbursementofexpensesduetoitpursuanttothisAgreementand maysimilarlyagreetomakepaymentstolimitexpensesthataretheresponsibilityofthe TrustunderthisAgreement. Anysuchreductionorpaymentshallbeapplicableonlyto suchspecificreductionorpaymentandshallnotconstituteanagreementtoreduceany futurecompensationorreimbursementduetotheAdviserhereunderortocontinue futurepayments. Anysuchreductionwillbeagreeduponpriortoaccrualoftherelated

expenseorfeeandwillbeestimateddaily. Anyfeewithheldshallbevoluntarily reducedandanyFundexpensepaidbytheAdviservoluntarilyorpursuanttoanagreed expenselimitationshallbereimbursedbytheFundtotheAdviserinthefirst,second,or third(oranycombinationthereof)fiscalyearnextsucceedingthefiscalyearofthe withholding,reduction,orpaymenttotheextentpermittedbyapplicablelawifthe aggregateexpensesforthenextsucceedingfiscalyear,secondfiscalyearorthird succeedingfiscalyeardonotexceedanylimitationtowhichtheAdviserhasagreed.

6. EXCESSEXPENSES.

     IftheexpensesforanyFundforanyfiscalyear (includingfeesandotheramounts payabletotheAdviser,butexcludinginterest,taxes,brokeragecosts,litigation,and otherextraordinarycosts)ascalculatedeverybusinessdaywouldexceedtheexpense limitationsimposedoninvestmentcompaniesbyanyapplicablestatuteorregulatory authorityofanyjurisdictioninwhichSharesarequalifiedforofferandsale,theAdviser shallbearsuchexcesscost.

     However,theAdviserwillnotbearexpensesoftheTrustoranyFundthatwould resultintheTrust'sinabilitytoqualifyasaregulatedinvestmentcompanyunder provisionsoftheInternalRevenueCode. PaymentofexpensesbytheAdviser pursuanttothisSection6shallbesettledonamonthlybasis(subjecttofiscalyearend reconciliation)byawaiveroftheAdviser'sfeesprovidedforhereunder,andsuchwaiver shallbetreatedasareductioninthepurchasepriceoftheAdviser'sservices.

7. REPORTS.

     TheTrustandtheAdviseragreetofurnishtoeachother,ifapplicable,current prospectuses,proxystatements,reportstoshareholders,certifiedcopiesoftheir financialstatements,andsuchotherinformationwithregardtotheiraffairsaseachmay reasonablyrequest. TheAdviserfurtheragreestofurnishtotheTrust,ifapplicable,the

samesuchdocumentsandinformationpertainingtoanysub-adviserastheTrustmay reasonablyrequest.

8. STATUSOFTHEADVISER.

     TheservicesoftheAdvisertotheTrustarenottobedeemedexclusive,andthe Advisershallbefreetorendersimilarservicestootherssolongasitsservicestothe Trustarenotimpairedthereby. TheAdvisershallbedeemedtobeanindependent contractorandshall,unlessotherwiseexpresslyprovidedorauthorized,haveno authoritytoactfororrepresenttheTrustinanywayorotherwisebedeemedanagent oftheTrust. Totheextentthatthepurchaseorsaleofsecuritiesorotherinvestments ofanyissuermaybedeemedbytheAdvisertobesuitablefortwoormoreaccounts managedbytheAdviser,theavailablesecuritiesorinvestmentsmaybeallocatedina mannerbelievedbytheAdvisertobeequitabletoeachaccount. Itisrecognizedthatin somecasesthismayadverselyaffectthepricepaidorreceivedbytheTrustorthesize orpositionobtainableforordisposedbytheTrustoranyFund.

9. USEOFDUNHAMNAME.

     IntheeventthattheAdviserceasestobeaFund’sinvestmentmanagerforany reason,theFundwill(unlesstheAdviserotherwiseagreesinwriting)takeallnecessary stepstochangetoanamenotincludingtheword"Dunham,"withinareasonableperiod oftime.

10. CERTAINRECORDS.

     Anyrecordsrequiredtobemaintainedandpreservedpursuanttotheprovisionsof Rule31a-1andRule31a-2promulgatedunderthe1940Actwhicharepreparedor maintainedbytheAdviser (oranysub-adviser)onbehalfoftheTrustaretheproperty oftheTrustandwillbesurrenderedpromptlytotheTrustonrequest. TheAdviser

furtheragreestopreservefortheperiodsprescribedinRule31a-2underthe1940Act therecordsrequiredtobemaintainedunderRule31a-1underthe1940Act.

11. LIMITATIONOFLIABILITYOFTHEADVISER.

     ThedutiesoftheAdvisershallbeconfinedtothoseexpresslysetforthherein,and noimplieddutiesareassumedbyormaybeassertedagainsttheAdviserhereunder. TheAdvisershallnotbeliableforanyerrorofjudgmentormistakeoflaworforany lossarisingoutofanyinvestmentorforanyactoromissionincarryingoutitsduties hereunder,exceptalossresultingfromwillfulmalfeasance,badfaithorgross negligenceintheperformanceofitsduties,orbyreasonofrecklessdisregardofits obligationsanddutieshereunder,exceptasmayotherwisebeprovidedunder provisionsofapplicablestatelawwhichcannotbewaivedormodifiedhereby. (Asused inthisSection11,theterm"Adviser"shallincludedirectors,officers,employeesand othercorporateagentsoftheAdviseraswellasthatcorporationitself).

12. PERMISSIBLEINTERESTS.

     Trustees,agents,andshareholdersoftheTrustareormaybeinterestedinthe Adviser(oranysuccessorthereof)asdirectors,partners,officers,orshareholders,or otherwise;directors,partners,officers,agents,andshareholdersoftheAdviserareor maybeinterestedintheTrustasTrustees,officers,shareholdersorotherwise;andthe Adviser(oranysuccessor)isormaybeinterestedintheTrustasashareholderor otherwisesubjecttotheprovisionsofapplicablelaw.Allsuchinterestsshallbefully disclosedbetweenthepartiesonanongoingbasisandintheTrust'sProspectusas requiredbylaw. Inaddition,brokeragetransactionsfortheTrustmaybeeffected throughaffiliatesoftheAdviseroranysub-adviserifapprovedbytheBoardofTrustees, subjecttotherulesandregulationsoftheU.S.SecuritiesandExchangeCommission.

13. DURATIONANDTERMINATION.

     ThisAgreement,unlesssoonerterminatedasprovidedherein,shallforeachFund listedonScheduleAattachedheretoremainineffectfromthedateofexecutionor,if later,thedatetheinitialcapitaltoaseriesoftheTrustisfirstprovided(the"Effective Date."),untiltwoyearsfromtheEffectiveDate,andthereafter,forperiodsofoneyear solongassuchcontinuancethereafterisspecificallyapprovedatleastannually (a)by thevoteofamajorityofthoseTrusteesoftheTrustwhoarenotpartiestothis Agreementorinterestedpersonsofanysuchparty,castinpersonatameetingcalled forthepurposeofvotingonsuch approval, and(b)bythe TrusteesoftheTrustorby voteofamajorityoftheoutstandingvotingsecuritiesofeachFund;provided,however, thatifthe shareholders ofanyFundfailtoapprovetheAgreementasprovidedherein, theAdvisermay continuetoserve hereunder inthemannerandtotheextent permitted bythe1940Actandrules and regulations thereunder. Theforegoing requirementthatcontinuanceofthisAgreementbe"specificallyapprovedatleast annually"shallbeconstruedinamannerconsistentwiththe1940Actandtherulesand regulationsthereunder.

     ThisAgreementmaybeterminatedastoanyFundatanytime,withoutthepayment ofanypenaltybyvoteofamajorityoftheTrusteesoftheTrustorbyvoteofamajority oftheoutstandingvotingsecuritiesoftheFundonnotlessthan30daysnormorethan 60dayswrittennoticetotheAdviser,orbytheAdviseratanytimewithoutthepayment ofanypenalty,on90days’writtennoticetotheTrust.ThisAgreementwillautomatically andimmediatelyterminateintheeventofitsassignment.

     ThisAgreementshallextendtoandbindtheheirs,executors,administratorsand successorsofthepartieshereto.

     AsusedinthisSection13,theterms"assignment", "interestedpersons",anda "voteofamajorityoftheoutstandingvotingsecurities"shallhavetherespective meaningssetforthinthe1940Actandtherulesandregulationsthereunder,subjectto suchexemptionsasmaybegrantedbytheU.S.SecuritiesandExchangeCommission.

14. GOVERNINGLAW.

     ThisAgreementshallbegovernedbytheinternallawsoftheStateofCalifornia, withoutregardtoconflictoflawprinciples;provided,howeverthatnothinghereinshall beconstruedasbeinginconsistentwiththe1940Act.

15. NOTICE.

     Anynotice,adviceorreporttobegivenpursuanttothisAgreementshallbedeemed sufficientifdeliveredormailedbyregistered,certifiedorovernightmail,postageprepaid addressedbythepartygivingnoticetotheotherpartyatthelastaddressfurnishedby theotherparty:

To the Adviser:	To the Trust: c/o
Jeffrey A. Dunham, President	Denise S. Iverson, Treasurer
Dunham & Associates Investment Counsel, Inc. Dunham Funds
P.O. Box 910309	P.O. Box 910309
San Diego, CA 92191	San Diego, CA 92191
Phone: (800) 442-4358	Phone: (858) 964-0500

16. SEVERABILITY.

     IfanyprovisionofthisAgreementshallbeheldormadeinvalidbyacourtdecision, statute,ruleorotherwise,theremainderofthisAgreementshallnotbeaffectedthereby.

17. ENTIREAGREEMENT.

     ThisAgreementembodiestheentireagreementandunderstandingbetweenthe partieshereto,andsupersedesallprioragreementsandunderstandingsrelatingtothis Agreement'ssubjectmatter.ThisAgreementmaybeexecutedinanynumberof counterparts,eachofwhichshallbedeemedtobeanoriginal,butsuchcounterparts shall,together,constituteonlyoneinstrument.

     AcopyoftheDeclarationofTrustoftheTrustisonfilewiththeSecretaryofStateof Delaware,andnoticeisherebygiventhatthisinstrumentisexecutedonbehalfofthe TrusteesoftheTrustasTrustees,andisnotbindinguponanyoftheTrustees,officers, orshareholdersoftheTrustindividuallybutbindingonlyupontheassetsandproperty oftheTrust.

     NoseriesoftheTrustshallbeliablefortheobligationsofanyotherseriesofthe Trust. Withoutlimitingthegeneralityoftheforegoing,theAdvisershalllookonlytothe assetsofaparticularFundforpaymentoffeesforservicesrenderedtothatFund.

     Wheretheeffectofarequirementofthe1940Actreflectedinanyprovisionofthis Agreementisalteredbyarule,regulationororderoftheU.S.SecuritiesandExchange Commission,whetherofspecialorgeneralapplication,suchprovisionshallbedeemed toincorporatetheeffectofsuchrule,regulationororder.

     INWITNESSWHEREOF,thepartiesheretohavecausedthisAgreementtobe executedasofthedayandyearfirstwrittenabove.

DUNHAM & ASSOCIATES
DUNHAM FUNDS
INVESTMENT COUNSEL, INC.

By:
By:
/s/ Jeffrey Dunham
/s/ Denise S. Iverson
Jeffrey A. Dunham, President
Denise Iverson, Treasurer

Attest:
Attest:

/s/ James Kearny, CCO	/s/ Hilarey Findeisen, Secretary
Name & Title:	Name & Title:

     ScheduleA* totheInvestmentAdvisoryAgreement between DUNHAMFUNDS and DUNHAM&ASSOCIATESINVESTMENTCOUNSEL,INC.

PursuanttoArticle4,theFundsshallpaytheAdvisercompensationatanannual rateasfollows:

Compensation (as a percentage of daily net assets):
FUND:

Dunham Corporate/Government Bond Fund	0.50%
Dunham High-Yield Bond Fund	0.60%
Dunham Real Estate Stock Fund	0.65%
Dunham Appreciation & Income Fund	0.65%
Dunham International Stock Fund	0.65%
Dunham Large Cap Value Fund	0.65%
Dunham Small Cap Value Fund	0.65%
Dunham Large Cap Growth Fund	0.65%
Dunham Emerging Markets Stock Fund	0.65%
Dunham Small Cap Growth Fund	0.65%
Dunham Monthly Distribution Fund	0.65%

DunhamFundsshallpaytoeachsub-adviserthefeesetforthintherespectivesub-advisory agreement,whichshallspecifyafeerate,providedthattheannualfeerateforasub-adviser shallbewithinthefollowingranges:

FUND	Range of Annual Sub-Adviser Fee (as a percentage of average daily net assets)*
Dunham Corporate/Government Bond Fund	0.00% to 0.70%
Dunham High-Yield Bond Fund	0.00% to 0.80%
Dunham Real Estate Stock Fund	0.00% to 1.00%
Dunham Appreciation & Income Fund	0.00% to 1.50%
Dunham International Stock Fund	0.00% to 1.00%
Dunham Large Cap Value Fund	0.00% to 1.00%
Dunham Small Cap Value Fund	0.00% to 1.50%
Dunham Large Cap Growth Fund	0.00% to 1.10%
Dunham Emerging Markets Stock Fund	0.00% to 1.20%
Dunham Small Cap Growth Fund	0.00% to 1.30%
Dunham Monthly Distribution Fund	0.00% to 1.50%

*RevisedMay14,2008toincludeDunhamMonthlyDistributionFund

DUNHAM & ASSOCIATES		DUNHAM FUNDS
INVESTMENT COUNSEL, INC.
By:	/s/ Jeffrey Dunham	By:	/s/ Denise S. Iverson
	Jeffrey A. Dunham, President		Denise Iverson, Treasurer

(This page has been left blank intentionally.)

STATEMENT OF ADDITIONAL INFORMATION August 11, 2008

DUNHAM FUNDS 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, August 11, 2008, for the Special Meeting of Shareholders of the Kelmoore Strategic Trust (the "Trust") with respect to the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund (each a "Kelmoore Fund" and collectively, the "Kelmoore Funds") to be held on September 12, 2008. At the Special Meeting, shareholders of the Kelmoore Funds will be asked to consider and approve proposed Agreements and Plans of Reorganization (the "Reorganization Agreements"), by and between the Trust and Dunham Funds on behalf of the Dunham Monthly Distribution Fund, a series of the Dunham Funds. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-888-338-6426. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the Kelmoore Funds is contained in and incorporated by reference to the Statement of Additional Information for the Trust dated May 1, 2008. The audited financial statements and related independent registered public accountants' report for the Trust contained in the Annual Report to Shareholders for the fiscal year ending December 31, 2007 and the Semi-Annual Report to Shareholders for the period ending June 30, 2007, are incorporated herein by reference. Copies are available upon request and without charge by calling 1-877-328-9456.

     The Statement of Additional Information for the Dunham Monthly Distribution Fund is not yet effective and is subject to completion. The Dunham Monthly Distribution Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

Table of Contents

Pro Forma Financial Statements of the combined Kelmoore Strategy Fund, Kelmoore Strategy Eagle	1
Fund , Kelmoore Strategy Liberty Fund and Dunham Monthly Distribution Fund for the period ended
December 31,2007.

INTRODUCTION

     The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund in exchange for shares of the Dunham Monthly Distribution Fund, a series of Dunham Funds; (ii) the distribution of shares of the Dunham Monthly Distribution Fund so received to shareholders of each of the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund; and (iii) the liquidation and termination of the Trust.

     The Portfolio of Investments, Statement of Assets and Liabilities and the Statement of Operations for the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund, and the combined Funds, set forth in the following Pro Forma Financial Statements, are for the period ended December 31, 2007

1

PRO-FORMA SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2007
			SHARES					MARKET VALUE

		Kelmore	Kelmore	Kelmore	Dunham Monthly	Kelmore	Kelmore	Kelmore		Dunham Monthly
Expiration Strike		Strategy	Strategy Eagle Strategy Liberty		Distribution	Strategy	Strategy Eagle	Strategy Liberty	Pro Forma	Distribution
Date	Price	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Adjustments	Fund

COMMON STOCKS - 101.60%
Consumer Discretionary - 10.56%
Boyd Gaming Corp			75,000		75,000	$ -	$ 2,555,250	$ -		$ 2,555,250
EchoStar Communications Corp., Class A+		25,000	65,000		90,000	943,000	2,451,800	-		3,394,800
General Motors Corp		27,500			27,500	684,475	-	-		684,475
Home Depot, Inc.				30,000	30,000	-	-	808,200		808,200
Hovnanian Enterprises, Inc., Class A+			150,000		150,000	-	1,075,500	-		1,075,500
Idearc, Inc.		2,500		500	3,000	43,900	-	8,780		52,680
MGM Mirage+		20,000	25,000		45,000	1,680,400	2,100,500	-		3,780,900
Sears Holding Corp.+		15,000		10,000	25,000	1,530,750	-	1,020,500		2,551,250
Sirius SatelliteRadio, Inc.+			400,900		400,900	-	1,214,727	-		1,214,727
Starbucks Corp.+			100,000		100,000	-	2,047,000	-		2,047,000
Time Warner, Inc.		50,000		50,000	100,000	825,500	-	825,500		1,651,000

						5,708,025	11,444,777	2,662,980		19,815,782

Consumer Staples - 0.77%
Procter & Gamble Co.				10,000	10,000	-	-	734,200		734,200
Wal-Mart Storea, Inc.				15,000	15,000	-	-	712,950		712,950

						-	-	1,447,150		1,447,150

Energy - 5.75%
Chevron Corp.				8,000	8,000	-	-	746,640		746,640
ConocoPhillips		30,000		10,000	40,000	2,649,000	-	883,000		3,532,000
Exxon Mobil Corp.				8,000	8,000	-	-	749,520		749,520
Halliburton Co.		50,000	25,000	20,000	95,000	1,895,500	947,750	758,200		3,601,450
Schlumberger, Ltd.		10,000		12,000	22,000	983,700	-	1,180,440		2,164,140

						5,528,200	947,750	4,317,800		10,793,750

Financials - 21.05%
American Express Co.		40,000		10,000	50,000	2,080,800	-	520,200		2,601,000
American International Group, Inc.		30,000		25,000	55,000	1,749,000	-	1,457,500		3,206,500
Bank of American Corp.				25,000	25,000	-	-	1,031,500		1,031,500
Bear Sterans Cos, Inc.		30,000	35,000		65,000	2,647,500	3,088,750	-		5,736,250
Citigroup, Inc.		100,000	50,000	40,000	190,000	2,944,000	1,472,000	1,177,600		5,593,600
Discover Financial Services				5,000	5,000	-	-	75,400		75,400
E*Trade Financial Corp.			300,000		300,000	-	1,065,000	-		1,065,000
Goldman Sachs Group, Inc. (The)			7,500	5,000	12,500	-	1,612,875	1,075,250		2,688,125
JPMorgan Chase & Co.		50,000			50,000	2,182,500	-	-		2,182,500
Lehman Brothers Holdings, Inc.			40,000	20,000	60,000	-	2,617,600	1,308,800		3,926,400
Merrill Lynch & Co., Inc.		40,000	60,000	20,000	120,000	2,147,200	3,220,800	1,073,600		6,441,600
Morgan Stanley			40,000	20,000	60,000	-	2,124,400	1,062,200		3,186,600
NYSE Euronext		10,000		10,000	20,000	877,700	-	877,700		1,755,400

						14,628,700	15,201,425	9,659,750		39,489,875

Health Care - 12.65%
Amgen, Inc.+		50,000	70,000	20,000	140,000	2,322,000	3,250,800	928,800		6,501,600
Biogen Idec , Inc.+			40,000		40,000	-	2,276,800	-		2,276,800
Celgene Corp.+			15,000		15,000	-	693,150	-		693,150
Covidien, Ltd.		17,500		8,750	26,250	775,075	-	387,537		1,162,612
Eli Lilly & Co.		40,000			40,000	2,135,600	-	-		2,135,600
Genetech, Inc+		54,600	70,000		124,600	3,662,022	4,694,900	-		8,356,922
Merck & Co.				10,000	10,000	-	-	581,100		581,100
Pfizer, Inc.		50,000			50,000	1,136,500	-	-		1,136,500
Wyeth				20,000	20,000	-	-	883,800		883,800

						10,031,197	10,915,650	2,781,237		23,728,084

Industrials - 7.58%
3M Co.		20,000			20,000	1,686,400	-	-		1,686,400
Boeing Co.		20,000		10,000	30,000	1,749,200	-	874,600		2,623,800
Caterpillar, Inc.		20,000		12,000	32,000	1,451,200	-	870,720		2,321,920
General Electric Co.		40,000		15,000	55,000	1,482,800	-	556,050		2,038,850
Honeywell International , Inc.		30,000			30,000	1,847,100	-	-		1,847,100

PRO-FORMA SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2007
			SHARES					MARKET VALUE

		Kelmore	Kelmore	Kelmore	Dunham Monthly	Kelmore	Kelmore	Kelmore		Dunham Monthly
Expiration Strike		Strategy	Strategy Eagle Strategy Liberty		Distribution	Strategy	Strategy Eagle	Strategy Liberty	Pro Forma	Distribution
Date	Price	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Adjustments	Fund

Tyco International, Ltd.		17,500		8,750	26,250	693,875	-	346,938		1,040,813
United Technologies, Inc.		25,000			25,000	1,913,500	-	-		1,913,500
United Parcel Services, Inc., Class B				10,000	10,000	-	-	707,200		707,200

						10,824,075	-	3,355,508		14,179,583

Information Technology - 39.41%
Akamai Technologies, Inc.+			90,000		90,000	-	3,114,000	-		3,114,000
Apple, Inc.+		10,000			10,000	1,980,800	-	-		1,980,800
Broadcom Corp, Class A+			25,000		25,000	-	653,500	-		653,500
Cisco Systems, Inc.+		50,000	75,000	40,000	165,000	1,353,500	2,030,250	1,082,800		4,466,550
Corning, Inc.			50,000		50,000	-	1,199,500	-		1,199,500
Creative Technology, Ltd.			200,000		200,000	-	860,000	-		860,000
eBay, Inc.+		60,000	100,000		160,000	1,991,400	3,319,000	-		5,310,400
F5 Networks, Inc.+			100,000		100,000	-	2,852,000	-		2,852,000
Google. Inc., Class A+		3,000	5,000		8,000	2,074,440	3,457,400	-		5,531,840
Hewlett Packard Co.		30,000		10,000	40,000	1,514,400	-	504,800		2,019,200
Intel Corp.		100,000	75,000	25,000	200,000	2,666,000	1,999,500	666,500		5,332,000
International Business Machine Corp.				10,000	10,000	-	-	1,081,000		1,081,000
KLA-Tencor Corp.			25,000		25,000	-	1,204,000	-		1,204,000
Linear Technology Corp.			11,500		11,500	-	366,045	-		366,045
Marvell Technology Group, Inc.+		100,000	250,000		350,000	1,398,000	3,495,000	-		4,893,000
Micron Technology, Inc.+			400,000		400,000	-	2,900,000	-		2,900,000
Microsoft Corp.				30,000	30,000	-	-	1,068,000		1,068,000
Motorola, Inc.			200,000		200,000	-	3,208,000	-		3,208,000
Network Appliance, Inc.+			75,000		75,000	-	1,872,000	-		1,872,000
Oracle Corp.+		100,000			100,000	2,258,000	-	-		2,258,000
QUALCOMM, Inc.			75,000		75,000	-	2,951,250	-		2,951,250
Rackable Systems, Inc.+			200,000		200,000	-	2,000,000	-		2,000,000
Research In Motion+		15,000			15,000	1,701,000	-	-		1,701,000
Sun Microsystems, Inc.+			125,000		125,000	-	2,266,250	-		2,266,250
Symantec Corp.+			150,000		150,000	-	2,421,000	-		2,421,000
Tyco Electronics Ltd		17,500		8,750	26,250	649,775	-	324,887		974,662
ValueClick, Inc.+			150,000		150,000	-	3,285,000	-		3,285,000
Yahoo, Inc.+		75,000	150,000	40,000	265,000	1,744,500	3,489,000	930,400		6,163,900

						19,331,815	48,942,695	5,658,387		73,932,897

Materials - 2.08%
Dow Chemical Co.				25,000	25,000	-	-	985,500		985,500
Alcoa, Inc.		50,000		30,000	80,000	1,827,500	-	1,096,500		2,924,000

						1,827,500	-	2,082,000		3,909,500

Telecommunication Services - 1.80%
AT&T, Inc.		35,000		25,000	60,000	1,454,600	-	1,039,000		2,493,600
Verizon Communications, Inc.		20,000			20,000	873,800	-			873,800

						2,328,400	-	1,039,000		3,367,400

TOTAL COMMON STOCKS (Cost $235,493,580)						70,207,912	87,452,297	33,003,812		190,664,021

EXCHANGE-TRADED FUNDS - 0.66%
Powershares QQQ				10,000	10,000	-	-	512,400		512,400
SPDR Trust Series I				5,000	5,000	-	-	731,050		731,050

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,267,200)						-	-	1,243,450		1,243,450

WARRANTS - 0.00%
Information Technology - 0.00%
Alcatel-Lucent ADR+		36,415			36,415	4	-	-		4

(Cost $0)

TOTAL INVESTMENTS- 102.29%						70,207,916	87,452,297	34,247,262		191,907,475

PRO-FORMA SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2007
				SHARES					MARKET VALUE

			Kelmore	Kelmore	Kelmore	Dunham Monthly	Kelmore	Kelmore	Kelmore		Dunham Monthly
	Expiration Strike		Strategy	Strategy Eagle Strategy Liberty		Distribution	Strategy	Strategy Eagle	Strategy Liberty	Pro Forma	Distribution
	Date	Price	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Adjustments	Fund

CALL OPTIONS WRITTEN - (0.80)% ++
Consumer Discretionary - (0.07)%
EchoStar Communications Corp. Class A	01/19/08 $	45.00	25,000			25,000	$ (5,625.00)				$ (5,625.00)
General Motors Corp.	03/22/08	30.00	27,500			27,500	(17,050)				(17,050)
MGM Mirage	01/19/08	95.00	20,000			20,000	(3,500)				(3,500)
Sears Holding Corp.	03/22/08	120.00	15,000		10,000	25,000	(48,000)		(32,000)		(80,000)
Sirius SatelliteRadio, Inc.	01/19/08	4.00		400,000		400,000		(20,000)			(20,000)
Time Warner, Inc	01/19/08	17.50	50,000		50,000	100,000	(5,000)		(5,000)		(10,000)

							(79,175)	(20,000)	(37,000)		(136,175)

Consumer Staples - (0.01)%
Procter & Gamble Co.	02/16/08	75.00			10,000	10,000			(15,000)		(15,000)
Wal-Mart Stores, Inc.	02/16/08	50.00			15,000	15,000			(11,250)		(11,250)

							-	-	(26,250)		(26,250)

Energy - (0.16)%
Chevron Corp.	02/16/08	100.00			8,000	8,000			(8,800)		(8,800)
ConocoPhillips	02/16/08	90.00	30,000			30,000	(80,100)				(80,100)
ConocoPhillips	01/19/08	85.00			10,000	10,000			(45,500)		(45,500)
Exxon Mobil Corp.	01/19/08	95.00			8,000	8,000			(11,600)		(11,600)
Halliburton Co.	02/16/08	40.00	50,000			50,000	(50,000)				(50,000)
Halliburton Co.	01/19/08	40.00			20,000	20,000			(6,200)		(6,200)
Schlumberger, Ltd.	01/19/08	95.00			12,000	12,000			(69,600)		(69,600)
Schlumberger, Ltd.	01/19/08	100.00	10,000			10,000	(27,500)				(27,500)

							(157,600)	-	(141,700)		(299,300)

Financial - (0.12)%
American Express Co.	02/16/08	60.00	40,000			40,000	(16,000)				(16,000)
American International Group, Inc.	01/19/08	65.00	30,000			30,000	(3,000)				(3,000)
American International Group, Inc.	02/16/08	65.00			25,000	25,000			(13,750)		(13,750)
Bank of America Corp.	02/16/08	45.00			25,000	25,000			(15,000)		(15,000)
Bear Stearns Cos, Inc.	01/19/08	115.00	30,000			30,000	(3,000)				(3,000)
Citigroup, Inc.	01/19/08	40.00	100,000			100,000	(1,000)				(1,000)
Goldman Sachs Group, Inc. (The)	01/19/08	230.00			5,000	5,000			(10,000)		(10,000)
Lehman Brothers Holdings, Inc.	02/16/08	70.00			20,000	20,000			(42,000)		(42,000)
Morgan Stanley	02/16/08	60.00			20,000	20,000			(10,000)		(10,000)
NYSE Euronext	01/19/08	90.00	10,000			10,000	(19,600)				(19,600)
NYSE Euronext	01/19/08	80.00			10,000	10,000			(85,500)		(85,500)

						-	(42,600)	-	(176,250)		(218,850)

Health Care - (0.05)%						-
Biogen Idec , Inc.	01/19/08	60.00		40,000		40,000		(52,000)			(52,000)
Eli Lilly & Co.	01/19/08	55.00	40,000			40,000	(18,000)				(18,000)
Merck & Co.	02/16/08	62.50			10,000	10,000			(8,000)		(8,000)
Pfizer, Inc.	01/19/08	25.00	50,000			50,000	(2,500)				(2,500)
Wyeth	04/19/08	50.00			20,000	20,000			(16,400)		(16,400)

						-	(20,500)	(52,000)	(24,400)		(96,900)

Industrials - (0.11)%						-
3M Co.	02/16/08	90.00	20,000			20,000	(22,000)				(22,000)
Boeing Co.	02/16/08	95.00	20,000		10,000	30,000	(25,200)		(12,600)		(37,800)
Caterpillar, Inc.	02/16/08	80.00	20,000			20,000	(13,000)				(13,000)
Caterpillar, Inc.	01/19/08	75.00			12,000	12,000			(9,360)		(9,360)
General Electric Co.	01/19/08	37.50	40,000		15,000	55,000	(23,200)		(8,700)		(31,900)
Honeywell International , Inc.	01/19/08	60.00	30,000			30,000	(76,500)				(76,500)
United Parcel Services, Inc Class B	01/19/08	80.00	25,000		10,000	35,000	(8,750)		(1,500)		(10,250)

						-	(168,650)	-	(32,160)		(200,810)

Information Technology - (0.20)%						-
Akamai Technologies, Inc.						-
Apple, Inc.	01/19/08	200.00	10,000			10,000	(83,000)				(83,000)

PRO-FORMA SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2007
					SHARES				MARKET VALUE

			Kelmore	Kelmore	Kelmore	Dunham Monthly	Kelmore	Kelmore	Kelmore			Dunham Monthly
	Expiration Strike		Strategy	Strategy Eagle	Strategy Liberty	Distribution	Strategy	Strategy Eagle	Strategy Liberty	Pro Forma		Distribution
	Date	Price	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Adjustments		Fund

Cisco Systems, Inc.	01/19/08	30.00	50,000	75,000 40,000		165,000	(4,000)	(6,000)	(3,200)			(13,200)
eBay, Inc.	02/16/08	37.50	60,000			60,000	(39,000)					(39,000)
Google. Inc., Class A	01/19/08	740.00	3,000			3,000	(12,000)					(12,000)
Hewlett Packard Co.	02/16/08	55.00			10,000	10,000			(5,100)			(5,100)
Hewlett Packard Co.	01/19/08	52.50	30,000			30,000	(13,500)					(13,500)
Intel Corp.	04/19/08	30.00			25,000	25,000			(18,750)			(18,750)
Intel Corp.	01/19/08	27.50	100,000			100,000	(52,000)					(52,000)
International Business Machines Corp.	01/19/08	120.00			10,000	10,000			(2,000)			(2,000)
Microsoft Corp.	01/19/08	35.00			30,000	30,000			(34,500)			(34,500)
Oracle Corp.	01/19/08	22.50	100,000			100,000	(65,000)					(65,000)
Research In Motion, Ltd.	01/19/08	125.00	15,000			15,000	(25,200)					(25,200)
Yahoo, Inc.	02/16/08	27.50			40,000	40,000			(15,200)			(15,200)
Yahoo, Inc.	01/19/08	30.00	75,000			75,000	(3,000)					(3,000)

						-	(296,700)	(6,000)	(78,750)			(381,450)

Materials - (0.03)%						-
Alcoa, Inc.	01/19/08	40.00	50,000		30,000	80,000	(20,000)		(12,000)			(32,000)
Dow Chemical Co.	03/22/08	45.00			25,000	25,000			(15,000)			(15,000)

						-	(20,000)	-	(27,000)			(47,000)

Telecommunication Services - (0.05)%						-
AT&T, Inc.	02/16/08	42.50	35,000			35,000	(40,250)					(40,250)
AT&T, Inc.	01/19/08	40.00			25,000	25,000			(46,000)			(46,000)
Verizon Communications, Inc.	01/19/08	45.00	20,000			20,000	(8,000)					(8,000)

							(48,250)	-	(46,000)			(94,250)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $2,380,720)							(833,475)	(78,000)	(589,510)			(1,500,985)

Cash and other assets less liabilities - (1.49)%							(1,353,416)	(1,114,899)	(274,154)	(50,000)	(a)	(2,792,469)

NET ASSETS- 100.00%							$ 68,021,025 $	86,259,398	$ 33,383,598 $	(50,000)	$ 187,614,021

+ Non-income producing security.
++ All of the written call options have common stocks pledged as collateral.
(a) Reflects adjustment for reorganization costs.

PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES

	A.	B.	C.	Dunham Monthly Distribution Fund

	Kelmore	Kelmore	Kelmore	(A)+(B)+(C)		Total
	Strategy	Strategy Eagle	Strategy Liberty		Pro-Forma	after
	Fund	Fund	Fund	Grand Total	Adjustments	Adjustments

ASSETS
Investments at cost	$ 80,180,290	$ 117,905,799	$ 38,674,691	$ 236,760,780		$ 236,760,780

Investments at market value	$ 70,207,916	$ 87,452,297	$ 34,247,262	$ 191,907,475		$ 191,907,475
Cash	-	475,661	296,662	772,323		772,323
Receivables:
Premiums for options written	-	-	59,669	59,669		59,669
Due from adviser	-	-	792	792		792
Capital stock sold	75,454	74,995	5,481	155,930		155,930
Dividends and interest	22,450	23,056	29,136	74,642		74,642
Prepaid assets	23,756	30,682	19,686	74,124		74,124

TOTAL ASSETS	70,329,576	88,056,691	34,658,688	193,044,955	-	193,044,955

LIABILITIES
Payables:
Cash Overdraft	769,978	-	-	769,978		769,978
Capital stock redeemed	425,401	1,351,777	575,663	2,352,841		2,352,841
Advisory fees	40,338	66,436	-	106,774		106,774
Distribution fees (Class C)	28,290	33,083	12,670	74,043		74,043
Distribution fees (Class A)	6,863	9,981	3,730	20,574		20,574
Other accrued expenses	204,206	258,016	93,517	555,739	50,000	(a) 605,739
Option contracts written (Proceeds $1,366,946, $277,406 and $736,368, respectively)	833,475	78,000	589,510	1,500,985		1,500,985

TOTAL LIABILITIES	2,308,551	1,797,293	1,275,090	5,380,934	50,000	5,430,934

NET ASSETS	$ 68,021,025	$ 86,259,398	$ 33,383,598	$ 187,664,021	$ (50,000)	$ 187,614,021

CLASS C SHARES:
Net Assets	$ 34,567,903	$ 39,419,792	$ 15,161,064	$ 89,148,759	$ (23,752)	$ 89,125,007
Shares of beneficial interest outstanding (unlimited shares authorized; $.0001 par value)	1,408,952	5,476,813	348,553			2,049,322

Net asset value, offering and redemption price per Class C share	$ 24.53	$ 7.20	$ 43.50		$ (0.01)	$ 43.49

CLASS A SHARES:

Net Assets	$ 33,453,122	$ 46,839,606	$ 18,222,534	$ 98,515,262	$ (26,248)	$ 98,489,014

Shares of beneficial interest outstanding (unlimited shares authorized; $.0001 par value)	1,221,543	5,765,237	389,506			2,105,816

Net asset value and redemption price per Class A share	$ 27.39	$ 8.12	$ 46.78		$ (0.01)	$ 46.77

Front end sales charge factor	0.9450	0.9450	0.9450			0.9425

Offering price per Class A share (Net asset value / Front end sales charge factor)	$ 28.98	$ 8.59	$ 49.50			$ 49.62

NET ASSETS CONSIST OF:

Paid-in capital	$ 221,211,383	$ 117,185,717	$ 37,703,405	$ 376,100,505	$ (50,000)	$ 376,050,505
Accumulated net realized loss on investments and written options	(143,751,455)	(672,223)	(39,236)	(144,462,914)		(144,462,914)
Net unrealized depreciation on investments and written options	(9,438,903)	(30,254,096)	(4,280,571)	(43,973,570)		(43,973,570)

NET ASSETS	$ 68,021,025	$ 86,259,398	$ 33,383,598	$ 187,664,021	$ (50,000)	$ 187,614,021

(a) Reflects adjustment for reorganization costs (See Note 6)

PRO-FORMA STATEMENT OF OPERATIONS

	A.	B.	C.	Dunham Monthly Distribution Fund

	Kelmore	Kelmore	Kelmore	(A)+(B)+(C)			Total
	Strategy	Strategy Eagle	Strategy Liberty		Pro-Forma		after
	Fund	Fund	Fund	Grand Total	Adjustments		Adjustments

INCOME
Interest Income	171,029	213,293	246,447	630,769	-		630,769
Dividend Income	1,259,409	467,450	506,594	2,233,453	-		2,233,453

Total Investment Income	1,430,438	680,743	753,041	2,864,222	-		2,864,222

EXPENSES
Investment Advisory Fees	876,560	1,156,463	392,867	2,425,890	(849,062)	(a)	1,576,828
Sub-Advisory Fees	-	-	-	-	1,212,945	(a)	1,212,945
Accounting Fees	30,000	30,000	30,000	90,000	16,388	(a)	106,388
Transfer Agent Fees	351,291	424,714	158,435	934,440	(759,920)	(a)	174,520
Administration Fees	95,455	125,932	42,810	264,197	(71,977)	(a)	192,220
Registration Fees	30,724	33,840	33,539	98,103	(53,103)	(b)	45,000
Printing Fees	16,540	19,100	8,360	44,000	(24,000)	(b)	20,000
Insurance Fees	30,381	40,783	12,247	83,411	(76,911)	(b)	6,500
Professional Fees	169,988	221,394	75,188	466,570	(418,070)	(a)	48,500
Trustees' Fees and Expenses	34,173	48,420	14,921	97,514	(86,314)	(b)	11,200
Distribution Fees- Class C	438,992	507,775	175,939	1,122,706	-		1,122,706
Distribution Fees- Class A	109,392	162,172	54,232	325,796	-		325,796
Custodian Fees	33,014	47,901	24,758	105,673	(83,618)	(a)	22,055
Miscellaneous Expenses	64,923	79,033	35,241	179,197	(159,197)	(b)	20,000

TOTAL EXPENSES	2,281,433	2,897,527	1,058,537	6,237,497	(1,352,839)		4,884,658

Less Fee Waivers	-	(5,366)	(42,632)	(47,998)	47,998	(a)	-
Less: Voluntary Waivers	(99,441)	(74,341)	(1)	(173,783)	173,783	(a)	-
Recoupment of Prior Year Fee Waivers	20,072	-	-	20,072	(20,072)	(a)	-

Net Expenses	2,202,064	2,817,820	1,015,904	6,035,788	(1,151,130)		4,884,658

NET INVESTMENT LOSS	(771,626)	(2,137,077)	(262,863)	(3,171,566)	1,151,130		(2,020,436)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gain on:
Investment Transactions	8,404,371	24,609,276	3,204,588	36,218,235	-		36,218,235
Written Options	4,505,206	7,908,949	3,348,288	15,762,443	-		15,762,443
Change in net unrealized appreciation/deprication of:
Investment Transactions	(11,116,554)	(34,094,078)	(5,717,354)	(50,927,986)	-		(50,927,986)
Written Options	(311,133)	(1,553,295)	103,351	(1,761,077)	-		(1,761,077)
Foreign Currency Contracts and Translations	-	-	-	-	-		-

Net Realized and Unrealized Gain on Investments, Futures and Foreign Currency	1,481,890	(3,129,148)	938,873	(708,385)	-		(708,385)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	710,264	(5,266,225)	676,010	(3,879,951)	1,151,130		(2,728,821)

(a) Reflects adjustments to investment advisory fee, administrative fees, fund servicing fees and shareholder servicing fees and/or related waivers, expense reimbursements based on the new fund’s fee schedule.
(b) Reflects expected benefits of combined operations.

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

At a special meeting, held on May 2, 2008, and May 14, 2008, respectively, of the Boards of Trustees of the Kelmoore Strategic Trust and Dunham Funds, each Board approved an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan and subject to approval by the shareholders of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund (each a "Target Fund" and collectively “Target Funds”), three series of the Kelmoore Strategic Trust, each Target Fund will transfer all of its assets, subject to its liabilities, to the Dunham Monthly Distribution Fund (the “Acquiring Fund”), a series of the Dunham Funds, in exchange for a number of shares of the Acquiring Fund equal in value to the net assets of the corresponding Target Fund (the “Exchanges”). Shares of the Acquiring Fund will then be distributed to each Target Fund's shareholders on a pro rata basis in liquidation of each of the Target Funds.

The Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund Exchanges will be accounted for as a tax-free reorganization of investment companies. The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Funds in exchange for shares of the Acquiring Fund. The unaudited pro forma combining schedules of investments and combining statements of assets and liabilities reflect the financial position of the Target Funds and the Acquired Fund as of December 31, 2007. The unaudited pro forma combining statements of operations reflect the results of operations of the Target Funds and Acquiring Fund for the twelve months ended December 31, 2007. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund.

The unaudited pro forma combining schedules of investments, combining statements of assets and liabilities and combining statements of operations should be read in conjunction with the historical financial statements of the Target Funds, included in the annual report dated December 31, 2007, and incorporated by reference in the Statement of Additional Information of the Kelmoore Strategic Trust. The Dunham Monthly Distribution Fund has not yet commenced operations and, therefore, has not produced shareholder reports. The pro forma combining financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchanges occurred on December 31, 2007. Following the Exchanges, the Kelmoore Strategy Liberty Fund will be the accounting survivor and the Acquiring Fund will assume its historical performance.

2.	PORTFOLIO VALUATION a. Security Valuation – The Funds’ securities are valued based on readily available market quotes or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

     b. Option Valuation – Exchange traded options are valued at the last sale price or closing price on the Chicago Board Options Exchange (“CBOE”). If there is no sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price.

When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (Unaudited) (Continued)

The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.

The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.

Generally, option transactions also involve risks concerning the liquidity of the options market. An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

     c. Investment Income and Securities Transactions – Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Kelmoore Investment Company, Inc. (“Kelmoore”), an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides the Kelmoore Funds with investment management services for which they receive a fee, computed daily and paid monthly, based on an annual rate of 1.00% of the average daily net assets from each of the Funds. Dunham & Associates Investment Counsel, Inc. (“DAIC”), an investment advisor registered under the Advisers Act, is the investment advisor to the Dunham Monthly Distribution Fund for which they will receive a fee, computed daily and paid monthly, based on an annual rate of 0.65% of the average daily net assets of the Acquiring Fund. Pursuant to a sub-advisory agreement, Westchester Capital Management, Inc. (“Westchester”), an investment adviser registered under the Advisers Act, will serve as the sub-advisor to the Dunham Monthly Distribution Fund. As compensation for its services, Westchester will receive a “Fulcrum Fee” from the Acquiring Fund. A Fulcrum Fee is a performance fee whereby the sub-adviser is rewarded when outperforming, or penalized when under-performing a fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total sub-advisory fee can range from 0.00% -1.00%, with a Base Fee of 0.50% and a Performance Fee of +/- 0.50% . For purposes of preparing the pro forma financial statements, the sub-advisory Base Fee of 0.50% was used with no adjustment for a performance fee.

Kelmoore has contractually agreed to waive all or a portion of its fees so that the total annual fund operating expenses will not exceed 2.25% for Class A and 3.00% for Class C of each Fund. DIAC will have no such agreement with the Dunham Monthly Distribution Fund, and therefore the pro forma financial statements have been adjusted to reflect no waivers or expense reimbursements.

4. SHARES OF BENEFICIAL INTEREST

The pro forma net asset value per share of each class of the Acquiring Fund assumes the issuance of 2,049,397 Class C shares and 2,105,927 Class A shares of beneficial interest of Acquiring Fund in connection with the Exchanges. The pro form number of shares that would be issuable was calculated by dividing the net assets of the Target Funds at December 31, 2007, by the net asset value per share of Class C and Class A shares of the Kelmoore Strategy Liberty Fund as of December 31, 2007 at $43.50 and $46.78, respectively. Each of the Target Funds Class A and Class C shareholders will receive Acquiring Fund Class A and Class C shares, respectively.

5. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in expenses of the Target Funds as if the Exchanges had taken place as of the beginning of the twelve-month period ended December 31, 2007. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchanges, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future expenses.

6. REORGANIZATION COSTS

Reorganization costs are estimated at approximately $50,000 and are not included in the pro forma combining statements of operations since these costs are not recurring. These costs represent the estimated expenses of the Acquiring Fund and the Target Funds carrying out their respective obligations under the Exchanges and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges relating to the Exchanges.

7. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (Unaudited) (Continued)

8. FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Code”). After the acquisition, the Acquiring Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Acquiring Fund. As of December 31, 2007, the Kelmoore Strategy Eagle Fund and the Kelmoore Strategy Liberty Fund had no unutilized federal tax capital loss carryforwards while the Kelmoore Strategy Fund had unutilized federal tax capital loss carryforwards, which will expire in the following years:

2009	2010	2012	2014	Total

$59,075,578	$62,519,008	$19,872,287	$1,562,216	$143,029,089

The final amount of unutilized capital loss carryover for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may, in part, be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Dunham Monthly Distribution Fund. As a result, some or all of the capital loss carryforwards may expire unutilized.

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